DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Strategic Income Fund for the 12-month period ended October 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 3.74%.* Income dividends paid from net investment income during the period amounted to approximately $1.024 per share, representing a distribution rate per share of 7.11%.**

   At the adjourned meeting of shareholders held on November 5, 1998, Fund shareholders approved each of the proposals set forth in the proxy statement mailed to shareholders on or about September 15, 1998. The first proposal approved was a new investment objective for the Fund. The Fund's new investment objective is to maximize total return, consisting of capital appreciation and current income. The second proposal that was approved was the elimination of a credit quality restriction, the result of which was the implementation of a management policy providing that at least 65% of the Fund's net assets will be invested in investment grade fixed income securities. Finally, a number of proposals to revise the Fund's investment restrictions were approved. These are more technical in nature, but generally improved the Fund' s investment flexibility and conformed them with current applicable law. All of these changes were implemented effective November 15, 1998.

   Also effective November 15, 1998, the Fund was renamed "Dreyfus Core Bond Fund."

ECONOMIC REVIEW

   So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

   A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term U.S. Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

   The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

   The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

   Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (a U.S. hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET ENVIRONMENT AND PORTFOLIO OVERVIEW

   Market interest rates have generally fallen during the past year from a high yield on 10-year U.S. Treasuries of 5.95% in November 1997, to a low of 4.16% in October 1998. We have maintained a portfolio duration that was at most times longer than the benchmark Merrill Lynch Domestic Master Index.*** This generally longer duration posture has had a positive impact on portfolio performance.

   Corporate and mortgage-related securities have been even more volatile than U.S. Treasury securities. After trading in a relatively narrow range during most of the period, yield spreads to U.S. Treasuries began to widen dramatically during the summer months. This spread widening (and relative price declines) were the result of forced hedge fund liquidations, and general fear of an economic slowdown. Falling equity prices and spreading global economic turmoil helped create an extremely risk-averse investment environment. The level of illiquidity in the taxable bond markets over August, September and October 1998 was unprecedented in market history and resulted in dramatic declines in most sectors of the market with the exception of U.S. Treasuries. Unfortunately, the Fund had few U.S. Treasury investments during this period when Treasury prices were rising, and the Fund's corporate and mortgage exposure were significant negatives to the Fund's performance. While this decision hurt performance during the past four months, we continue to believe that liquidity will come back into the markets and extreme risk aversion will yield to more rational investment decision making.

   The  greatest  areas  of  sector  concentration  in  the  Fund are commercial mortgages, residential mortgages, and GNMA project loans. These are sectors where credit quality is high and/or improving and that have much better protection from prepayments than conventional agency mortgages. Our consistent underrepresentation in the agency mortgage sector has begun to benefit fund performance recently. These securities have begun prepaying at rapid rates as homeowners are refinancing their mortgages in this low rate environment. Within the corporate sector we have exposure to the utility, media and shipping sectors. These are sectors that have performed well during the past year and we believe the potential for further positive performance exists. We have also benefited from investments in several convertible bonds such as Quantum, Ecostar Communications, and Rite Aid. Investments in Yankee issues of Sumitomo Bancorp and IBJ Preferred Capital, L.L.C. have held back performance as the weakness in the Japanese economy has continued. We have subsequently sold our investments in
Japanese    banks.

   As always, we remain focused on the Fund's investment objective to maximize current income. We will be monitoring all areas of the fixed-income markets for superior risk/reward relationships to capitalize on in the Fund. It is both an honor and a pleasure to be managing your investments.

           Very truly yours,


         [Kevin M. McClintock signature logo]


           Kevin M. McClintock

           Head of Taxable Fixed Income

November 16, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

***The Merrill Lynch Domestic Master Index is an unmanaged performance benchmark composed of U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year; Treasury securities in the Index must have par amounts outstanding greater than or equal to $1 billion and corporate and generic mortgage-backed securities $100 million per coupon.

DREYFUS STRATEGIC INCOME FUND                                OCTOBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS STRATEGIC INCOME
               FUND AND THE MERRILL LYNCH DOMESTIC MASTER INDEX
[Exhibit A:
                                    Dollars

$24,619

Dreyfus Strategic Income Fund

$23,886

Merrill Lynch Domestic Master Index*

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]

Average Annual Total Returns
--------------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended                  Ten Years Ended

                     October 31, 1998                  October 31, 1998                 October 31, 1998




                            3.74%                            6.27%                            9.43%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Strategic Income Fund on 10/31/88 to a $10,000 investment made in the Merrill Lynch Domestic Master Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in debt securities of domestic and foreign issuers. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Index is an unmanaged performance benchmark composed of U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year; U.S. Treasury securities in the Index must have par amounts outstanding greater than or equal to $1 billion and corporate and generic mortgage-backed securities $100 million per coupon. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                                               Principal
Bonds and Notes--82.0%                                                                           Amount              Value
-----------------------------------------------------
                                                                                             _____________        _____________
                    Airlines--2.5%  America West Airlines Pass-Through Trust,

                                        Pass-Through Ctfs.,

                                        Ser. 1997-1, Cl. C, 7.53%, 2004  . . . . . . .      $....6,837,201       $    7,085,700
                                                                                                                  _____________

                Asset-Backed--2.0%  Nomura Asset Securities,

                                        Multiclass Pass-Through Ctfs.,

                                        Ser. 1998-D6, Cl. A4, 7.596%, 2028 . . . . . .       6,000,000 (a)            5,705,625
                                                                                                                  _____________

                     Banking--3.2%  Colonial Bancgroup,

                                        Gtd. Capital Securities, 8.92%, 2027 . . . . .           9,000,000            9,214,524
                                                                                                                  _____________

                Broadcasting--1.3%  Scandinavian Broadcasting Systems,

                                        Conv. Sub. Deb., 7%, 2004  . . . . . . . . . .       3,650,000 (b)            3,558,750
                                                                                                                  _____________

           Building Materials--.7%  ICF Kaiser International,

                                        Sr. Sub. Notes, 13%, 2003  . . . . . . . . . .           4,750,000            1,971,250
                                                                                                                  _____________

       Commercial Mortgage

          Pass-Through Ctfs.--3.6%  277 Park Avenue Finance,

                                        Ser. 1997, Cl. B1, 7.88%, 2007 . . . . . . . .       1,500,000 (b)            1,593,750

                                    GS Mortgage Securities II,

                                        Ser. 1998-C1, Cl. C, 6.91%, 2030 . . . . . . .           5,000,000            4,872,712

                                    Structured Asset Securities,

                                        REMIC, Ser. 1996-CFL, Cl. H, 7.75%, 2028 . . .       4,750,000 (b)            3,752,500
                                                                                                                  _____________

                                                                                                                     10,218,962
                                                                                                                  _____________

                      Energy--1.1%  Dual Drilling,

                                        Sr. Sub. Notes, 9.875%, 2004 . . . . . . . . .           3,000,000            3,120,000
                                                                                                                  _____________

                     Foreign--1.0%  Korea Development Bank,

                                        Floating Rate Notes, 9.802%, 2003  . . . . . .     3,000,000 (a,b)            2,902,500
                                                                                                                  _____________

        Foreign/Governmental--2.2%  Republic of Argentina

                                        (BOTE), Floating Rate Notes,

                                        Ser. 10, 5.313%, 2000  . . . . . . . . . . . .       1,173,120 (a)            1,098,351

                                    Republic of Kazakhstan:

                                        Notes, 9.25%, 1999 . . . . . . . . . . . . . .       3,500,000 (b)            2,931,250

                                        Sr. Notes, 8.375%, 2002  . . . . . . . . . . .       3,000,000 (b)            2,118,750
                                                                                                                  _____________

                                                                                                                      6,148,351
                                                                                                                  _____________

              Mining & Metals--.9%  Inco,

                                        Conv. Deb., 5.75%, 2004  . . . . . . . . . . .           3,000,000            2,591,250
                                                                                                                  _____________

       Publishing-Newspapers--2.0%  A.H. Belo,

                                        Sr. Notes, 6.875%, 2002  . . . . . . . . . . .           5,500,000            5,673,041
                                                                                                                  _____________

                 Real Estate--2.7%  Crescent Real Estate Equities,

                                        Notes, 6.625%, 2002  . . . . . . . . . . . . .           8,000,000            7,543,976
                                                                                                                  _____________

      Residential Mortgage

          Pass-Through Ctfs.--7.7%  Bear Stearns Mortgage Securities,

                                        REMIC, Ser. 1995-1:

                                           Cl. 1B4, 6.471%, 2010 . . . . . . . . . . .       289,959 (a,b)              258,879

                                           Cl. 2B4, 7.40%, 2010  . . . . . . . . . . .         231,954 (b)              215,500



DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                               Principal
Bonds and Notes (continued)                                                                      Amount              Value
-----------------------------------------------------
                                                                                             _____________        _____________

Residential Mortgage

Pass-Through Ctfs. (continued)  Chase Mortgage Finance,

                                        REMIC, Ser. 1994-E, Cl. B5, 6.25%, 2010  . . .   $.......159,616 (b)    $       141,908

                                    GE Capital Mortgage Services:

                                        Home Equity Loan,

                                           Ser. 1996-HE4, Cl. B3, 9.329%, 2026 . . . .     1,374,709 (a,b)            1,342,060

                                        REMIC:

                                           Ser. 1993-11, Cl. B4, 6%, 2008  . . . . . .         149,071 (b)              139,288

                                           Ser. 1993-15, Cl. B3, 6%, 2008  . . . . . .         416,200 (b)              385,115

                                           Ser. 1994-21, Cl. B4, 6.50%, 2009 . . . . .         266,775 (b)              239,514

                                           Ser. 1994-22, Cl. B2, 6%, 2009  . . . . . .             168,132              162,878

                                           Ser. 1996-10, Cl. B3, 6.75%, 2011 . . . . .         505,511 (b)              473,917

                                           Ser. 1996-12, Cl. B2, 7.25%, 2011 . . . . .         789,189 (b)              801,520

                                           Ser. 1996-12, Cl. B3, 7.25%, 2011 . . . . .         339,149 (b)              324,630

                                           Ser. 1996-14, Cl. 2B3, 7.25%, 2011  . . . .         253,245 (b)              242,007

                                           Ser. 1997-13, Cl. B2, 6.75%, 2012 . . . . .             969,146              871,398

                                           Ser. 1998-1, Cl. B2, 6.75%, 2013  . . . . .             487,575              482,407

                                    MORSERV,

                                        Ser. 1996-1:

                                           Cl. B2, 7%, 2011  . . . . . . . . . . . . .             787,680              792,357

                                           Cl. B3, 7%, 2011  . . . . . . . . . . . . .         393,840 (b)              376,117

                                    Norwest Asset Securities:

                                        Ser. 1997-15, Cl. B3, 6.75%, 2012  . . . . . .         488,795 (b)              444,498

                                        Ser. 1997-17, Cl. B3, 7.25%, 2027  . . . . . .           1,040,852              888,953

                                        Ser. 1998-2, Cl. B3, 6.50%, 2028 . . . . . . .             497,266              426,561

                                        Ser. 1998-9, Cl. B4, 6.50%, 2028 . . . . . . .         821,133 (b)              667,228

                                        Ser. 1998-11. Cl. B3, 6.50%, 2013  . . . . . .             736,255              726,536

                                        Ser. 1998-11, Cl. B4, 6.50%, 2013  . . . . . .         883,309 (b)              808,643

                                        Ser. 1998-18, Cl. B4, 6.25%, 2028  . . . . . .         873,761 (b)              717,303

                                    PNC Mortgage Securities,

                                        REMIC, Ser. 1998-2:

                                           Cl. III-B-4, 6.75%, 2013  . . . . . . . . .         468,646 (b)              442,870

                                           Cl. III-B-5, 6.75%, 2013  . . . . . . . . .         371,762 (b)              321,566

                                           Cl. IV-B-4, 6.75%, 2027 . . . . . . . . . .         264,828 (b)              257,180

                                           Cl. IV-B-5, 6.75%, 2027 . . . . . . . . . .         264,132 (b)              203,677

                                    Prudential Home Mortgage Securities,

                                        REMIC, Ser. 1996-7:

                                           Cl. B2, 6.75%, 2011 . . . . . . . . . . . .             692,400              688,073

                                           Cl. B3, 6.75%, 2011 . . . . . . . . . . . .       1,798,346 (b)            1,683,702

                                           Cl. B4, 6.75%, 2011 . . . . . . . . . . . .         829,317 (b)              729,540

                                    Residential Accredit Loans,

                                        Ser. 1997-QS6, Cl. B1, 7.50%, 2012 . . . . . .         354,398 (b)              334,463

                                    Residential Funding Mortgage Securities I,

                                        REMIC:

                                           Ser. 1997-S19, Cl. B-1, 6.50%, 2012 . . . .         780,004 (b)              698,103

                                           Ser. 1997-S19, Cl. B-2, 6.50%, 2012 . . . .         334,260 (b)              245,890

                                           Ser. 1997-S21, Cl. B-1, 6.50%, 2012 . . . .         450,887 (b)              443,574

                                           Ser. 1998-S14, Cl. B-1, 6.50%, 2013 . . . .         677,007 (b)              573,975



DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


                                                                                               Principal
Bonds and Notes (continued)                                                                      Amount              Value
-----------------------------------------------------
                                                                                             _____________        _____________
Residential Mortgage

Pass-Through Ctfs. (continued)  Structured Asset Securities,

                                        REMIC, Ser. Greenpoint 1996-A:

                                           Cl. B-1, 8.371%, 2027 . . . . . . . . . . .   $....1,758,667 (a)      $    1,965,310

                                           Cl. B-2, 8.371%, 2027 . . . . . . . . . . .         703,080 (a)              813,376

                                           Cl. B-4, 8.371%, 2027 . . . . . . . . . . .       422,041 (a,b)              433,251
                                                                                                                  _____________

                                                                                                                     21,763,767
                                                                                                                  _____________

                  Technology--1.1%  Quantum,

                                        Conv. Sub. Notes, 7%, 2004 . . . . . . . . . .           3,500,000            3,150,000
                                                                                                                  _____________

               Transportation--.7%  Golden Ocean Group,

                                        Sr. Notes, 10%, 2001 . . . . . . . . . . . . .           5,405,000            1,918,775
                                                                                                                  _____________

                   Utilities--3.7%  Niagara Mohawk Power:

                                        Sr. Discount Notes, Ser. H, Zero Coupon, 2003  .     7,500,000 (c)            5,508,870

                                        Sr. Notes, Ser. E, 7.375%, 2003  . . . . . . .           5,000,000            5,130,495
                                                                                                                  _____________

                                                                                                                     10,639,365
                                                                                                                  _____________

          U.S. Government

                   Agencies--24.6%  Federal National Mortgage Association:

                                        9%, 8/1/2026 . . . . . . . . . . . . . . . . .           3,734,706            3,948,256

                                        REMIC Trust (Collateralized by FNMA
                                           Pass-Through Ctfs.)

                                           (Interest Only Obligation):

                                              Ser. 1993-137, Cl. PT, 7%, 6/25/2022 . .       8,410,157 (d)            1,258,895

                                              Ser. 1996-70, PL, 7%, 2/25/2026  . . . .      15,063,119 (d)            1,663,420

                                              Ser. 1997-56, Cl. PM, 7%, 6/18/2026  . .       3,142,293 (d)              432,977

                                    Government National Mortgage Association I:

                                        6.50%, 9/15/2033 . . . . . . . . . . . . . . .           9,733,000            9,868,350

                                        7.50%, 1/15/2002-7/15/2002 . . . . . . . . . .             335,984              347,532

                                        9%, 11/15/2017 . . . . . . . . . . . . . . . .           9,337,512           10,061,170

                                        Construction Loan;

                                           6.80%, 7/15/2001-5/15/2039  . . . . . . . .      12,683,100 (e)           12,958,799

                                        Project Loan:

                                           6.50%, 8/15/2028  . . . . . . . . . . . . .             942,448              968,950

                                           6.54%, 7/15/2033  . . . . . . . . . . . . .          15,133,438           15,540,073

                                           6.75%, 6/15/2033  . . . . . . . . . . . . .          12,044,520           12,593,990
                                                                                                                  _____________

                                                                                                                     69,642,412
                                                                                                                  _____________

            U.S. Government--21.0%  U.S. Treasury Notes:

                                        5.50%, 2/28/2003 . . . . . . . . . . . . . . .          10,000,000           10,448,400

                                        5.25%, 8/15/2003 . . . . . . . . . . . . . . .          47,000,000           49,053,900
                                                                                                                  _____________

                                                                                                                     59,502,300
                                                                                                                  _____________

                                    TOTAL BONDS AND NOTES

                                        (cost $236,301,676)  . . . . . . . . . . . . .                             $232,350,548
                                                                                                                  _____________




DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Equity-Related Securities--11.7%                                                             Shares                   Value
-----------------------------------------------------
                                                                                         _____________            _____________

Warrants--.5%

                 Broadcasting--.4%  Spanish Broadcasting System. . . . . . . . . . . .           6,250 (b,f)     $    1,281,250
                                                                                                                  _____________

           Telecommunications--.1%  Comunicacion Celular . . . . . . . . . . . . . . .           2,500 (f)              150,312
                                                                                                                  _____________

               Transportation--.0%  Golden Ocean Group . . . . . . . . . . . . . . . .           5,270 (f)               27,009
                                                                                                                  _____________

                                    Total Warrants . . . . . . . . . . . . . . . . . .                                1,458,571
                                                                                                                  _____________

Preferred Stocks--11.2%

   Broadcasting--3.9%  Spanish Broadcasting System,

                                        Cum., $142.50  . . . . . . . . . . . . . . . .          11,232 (b)           11,063,520
                                                                                                                  _____________

            Cable Television--1.6%  Echostar Communications,

                                        Ser. C, Cum. Conv., $3.375 . . . . . . . . . .          75,000                4,537,500
                                                                                                                  _____________

                    Consumer--2.9%  Paxson Communications,

                                        Cum., $132.50  . . . . . . . . . . . . . . . .           9,000                8,280,000
                                                                                                                  _____________

                  Containers--1.4%  Sealed Air,

                                        Ser. A, Cum. Conv., $2.00  . . . . . . . . . .          99,100                3,914,450
                                                                                                                  _____________

                     Finance--1.4%  Sanwa International Finance (Bermuda) Trust,

                                        Cum., $293.66  . . . . . . . . . . . . . . . .             200 (b)            3,993,968
                                                                                                                  _____________

                                    Total Preferred Stocks . . . . . . . . . . . . . .                               31,789,438
                                                                                                                  _____________

                                    TOTAL EQUITY-RELATED SECURITIES

                                        (cost $34,105,502) . . . . . . . . . . . . . .                            $  33,248,009
                                                                                                                  _____________


                                                                                             Principal

Short-Term Investments--9.2%                                                                  Amount
---------------------------------------------------------------------------------------

                                                                                           _____________

               Time Deposits--1.4%  Republic National Bank of New York,

                                        5.50%, 11/2/1998 . . . . . . . . . . . . . . .  $....3,945,000           $    3,945,000
                                                                                                                  _____________

            U.S. Government

                    Agencies--7.1%  Federal Home Loan Banks,

                                        Discount Notes, 5.40%, 11/2/1998 . . . . . . .      20,122,000               20,118,982
                                                                                                                  _____________

          U.S. Treasury Bills--.7%  4.42%, 12/24/1998. . . . . . . . . . . . . . . . .       1,715,000 (g)            1,704,830

                                    4.20%, 12/31/1998  . . . . . . . . . . . . . . . .         110,000 (g)              109,261

                                    4.20%, 1/7/1999  . . . . . . . . . . . . . . . . .         155,000 (g)              153,828
                                                                                                                  _____________

                                    Total U.S. Treasury Bills  . . . . . . . . . . . .                                1,967,919
                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $26,030,842) . . . . . . . . . . . . . .                            $  26,031,901
                                                                                                                  _____________


TOTAL INVESTMENTS ($296,438,020) . . . . . . . . . . . . . . . . . . . . . . . . . . .           102.9%            $291,630,458
                                                                                                _______           _____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . .            (2.9%)         $   (8,294,333)
                                                                                                _______           _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           100.0%            $283,336,125
                                                                                                _______           _____________



DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Variable rate security-interest rate subject to periodic change.

(b)  Securities exempt from registration under Rule 144A of the Securities Act
     of   1933.  These securities may be resold  in  transactions  exempt  from registration, normally to qualified institutional buyers. At October 31,
     1998, these securities amounted to $47,142,156 or 16.6% of net assets.

(c) Zero coupon until year shown at which time a stated coupon rate becomes effective.

(d)  Notional face amount shown.

(e)  Partially purchased on a forward commitment basis.

(f)  Non-income producing security.

(g) Held by the custodian in a segregated account as collateral for open financial futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF FINANCIAL FUTURES                                OCTOBER 31,1998

                                                                                                                  Unrealized

                                                                            Market Value                         Appreciation

                                                                               Covered                          (Depreciation)

Financial Futures Long                                      Contracts       by Contracts        Expiration        at 10/31/98
_____________________                                      ____________    _______________    ______________    ______________
U.S. Treasury 2 year Notes . . . . . . . . . . . . . . .          75         $  15,949,219     December '98       ($  18,750)

U.S. Treasury 5 year Notes . . . . . . . . . . . . . . .       1,002           114,869,906     December '98         (246,578)

                                                                                                                   _________

                                                                                                                   ($265,328)

                                                                                                                   _________


Financial Futures Short

____________________

U.S. Treasury 10 year Notes. . . . . . . . . . . . . . .          12        $    1,444,500     December '98       ($  42,375)

U.S. Treasury 30 year Bonds. . . . . . . . . . . . . . .         125            16,113,281     December '98            19,375

                                                                                                                   _________

                                                                                                                  ($  23,000)

                                                                                                                   _________


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $296,438,020      $291,630,458

                                 Dividends and interest receivable . . . . . . . . . . . .                            3,165,045

                                 Receivable for investment securities sold . . . . . . . .                            2,528,190

                                 Receivable for shares of Beneficial Interest subscribed . .                             35,692

                                                                                                                  _____________

                                                                                                                    297,359,385

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              171,278

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               60,532

                                 Payable for investment securities purchased . . . . . . .                            9,191,522

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                            3,137,175

                                 Payable for shares of Beneficial Interest redeemed  . . .                              746,382

                                 Payable for futures variation margin  . . . . . . . . . .                              601,375

                                 Net unrealized depreciation on forward currency exchange
                                   contracts--Note 4(a)  . . . . . . . . . . . . . . . . .                               24,876

                                 Interest payable--Note 2  . . . . . . . . . . . . . . . .                                7,979

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               82,141

                                                                                                                  _____________

                                                                                                                     14,023,260

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $283,336,125

                                                                                                                  _____________


REPRESENTED BY:                  Paid--in capital  . . . . . . . . . . . . . . . . . . . .                         $288,816,827

                                 Accumulated undistributed investment income--net  . . . .                              381,781

                                 Accumulated net realized gain (loss) on investments . . .                            (741,717)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments and foreign currency transactions
                                   [including ($288,328) net unrealized (depreciation)
                                    on financial futures]--Note 4(b) . . . . . . . . . . .                          (5,120,766)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $283,336,125
                                                                                                                  _____________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                           19,676,251

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $14.40

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . . . . . .       $ 20,130,748

                                 Cash dividends  . . . . . . . . . . . . . . . . . . . . .          2,342,362

                                                                                                 ____________

                                        Total Income . . . . . . . . . . . . . . . . . . .                         $ 22,473,110

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .          1,726,911

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .          1,020,858

                                 Interest expense--Note 2  . . . . . . . . . . . . . . . .             91,123

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .             44,729

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             43,889

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             32,609

                                 Prospectus and shareholders' reports  . . . . . . . . . .             31,263

                                 Trustees' fees and expenses--Note 3(c)  . . . . . . . . .             19,028

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              5,073

                                                                                                 ____________

                                        Total Expenses . . . . . . . . . . . . . . . . . .                            3,015,483

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           19,457,627

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                    Net realized gain (loss) on investments:

                                    Long transactions (including foreign currency transactions
                                        and options transactions)  . . . . . . . . . . . .    $      (971,290)

                                    Short sale transactions  . . . . . . . . . . . . . . .           (722,027)

                                 Net realized gain (loss) on forward currency
                                    exchange contracts;

                                    Short transactions . . . . . . . . . . . . . . . . . .           (387,033)

                                 Net realized gain (loss) on financial futures . . . . . .          6,308,706

                                                                                                 ____________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                            4,228,356

                                 Net unrealized appreciation (depreciation) on investments
                                    and foreign currency transactions [including ($754,984)
                                    net unrealized (depreciation) on financial futures]  .                          (13,705,034)

                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                           (9,476,678)

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                        $   9,980,949

                                                                                                                   ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year Ended             Year Ended
                                                                                       October 31, 1998       October 31, 1997
                                                                                       ________________       ________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  19,457,627          $  20,181,619

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . .          4,228,356              3,960,199

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . .        (13,705,034)             7,230,457

                                                                                          _____________          _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . .          9,980,949             31,372,275

                                                                                          _____________          _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (19,635,824)           (19,655,719)

                                                                                          _____________          _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . .         69,009,151             43,361,960

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14,364,793             14,143,094

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (65,900,857)           (88,614,564)

                                                                                          _____________          _____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions  . . . .         17,473,087            (31,109,510)

                                                                                          _____________          _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . .          7,818,212            (19,392,954)

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        275,517,913            294,910,867

                                                                                          _____________          _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $283,336,125           $275,517,913

                                                                                          _____________          _____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .    $       381,781        $       559,978

                                                                                          _____________          _____________

                                                                                             Shares                 Shares
                                                                                          _____________          _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,585,726              2,978,218

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . .            958,864                970,962

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (4,404,263)            (6,118,822)

                                                                                          _____________          _____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . .          1,140,327             (2,169,642)
                                                                                          _____________          _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                   Year Ended October 31,
                                                                 _______________________________________________________

PER SHARE DATA:                                                   1998         1997         1996          1995         1994
                                                                 ______       ______       ______        ______       ______
   Net asset value, beginning of period  . . . . . . . . . .     $14.86       $14.24       $14.22        $12.95       $15.36
                                                                 ______       ______       ______        ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .       1.01         1.05          .98           .93          .95

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .       (.45)         .59          .02          1.27        (2.04)
                                                                 ______       ______       ______        ______       ______

   Total from Investment Operations  . . . . . . . . . . . .        .56         1.64         1.00          2.20        (1.09)
                                                                 ______       ______       ______        ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .      (1.02)       (1.02)        (.98)         (.93)        (.95)

   Dividends from net realized gain on investments . . . . .        .--          .--          .--           .--         (.37)
                                                                 ______       ______       ______        ______       ______

   Total Distributions . . . . . . . . . . . . . . . . . . .      (1.02)       (1.02)        (.98)         (.93)       (1.32)
                                                                 ______       ______       ______        ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .     $14.40       $14.86       $14.24        $14.22       $12.95
                                                                 ______       ______       ______        ______       ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .       3.74%       11.94%        7.27%        17.57%*      (7.44%)*

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . .       1.02%        1.03%        1.04%         1.04%         .94%

   Ratio of interest expense to average net assets . . . . .        .03%         .06%         .02%           --           --

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . .       6.76%        7.25%        6.89%         6.87%        6.84%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . . . . . .         --           --           --            --          .11%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .     313.40%      347.68%      214.55%       176.59%      161.35%

   Net Assets, end of period (000's Omitted) . . . . . . . .   $283,336     $275,518     $294,911      $320,345     $322,487
-----------------------------

* Exclusive of sales load.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Strategic Income Fund (the "Fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering six series, including the Fund. The Fund' s investment objective is to maximize current income by investing principally in debt securities of domestic and foreign issuers. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares which are sold to the public without a sales load.

   On August 5, 1998, the Company's Board of Trustees approved a change of the Company' s name from "Dreyfus Income Funds" to "Dreyfus Debt and Equity Funds". This change became effective on August 13, 1998.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   (D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $1,064,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2003.

NOTE 2--BANK LINES OF CREDIT:

   The Fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1998 was approximately $1,716,800 with a related weighted average annualized interest rate of 5.31%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, the Fund was charged $719,546 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $224,363 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended October 31, 1998, the Fund was charged $44,729 pursuant to the custody agreement.

   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

   (A) The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures, forward currency exchange contracts and options transactions, during the period ended October 31, 1998:

                                                                             Purchases                           Sales
                                                                         _______________                   _______________
Long transactions. . . . . . . . . . . . . . . . . . . . . . . . . .     $   939,621,013                   $   956,634,202

Short sale transactions. . . . . . . . . . . . . . . . . . . . . . .          62,180,660                        61,458,633
                                                                         _______________                   _______________

   Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $1,001,801,673                    $1,018,092,835
                                                                         _______________                   _______________


   The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.
The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At October 31, 1998, there were no securities sold short outstanding.

   In   addition,  the  following  summarizes  open  forward  currency  exchange contracts at October 31, 1998:

                                                             Foreign
                                                            Currency                                              Unrealized
Forward Currency Exchange Contracts                          Amount           Proceeds             Value        (Depreciation)
__________________________________                        ____________       ___________       ___________       ____________
Sales:
_____

Japanese Yen, expiring 11/12/98. . . . . . . . . . . . .   600,000,000       $5,150,215         $5,175,091         ($24,876)
                                                                                                                   ________


   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

   In addition, the following table summarizes the Fund's call/put options written for the period ended October 31, 1998:

                                                                                                      Options Terminated
                                                                                                  ___________________________

                                                               Number of         Premiums                         Net Realized
                                                               Contracts         Received            Cost          Gain/(Loss)
                                                             ___________       ___________        ___________     ____________

   OPTIONS WRITTEN:
   Contracts outstanding October 31, 1997  . . . . . . . .          100          $200,000

   Contracts written . . . . . . . . . . . . . . . . . . .          500           339,844
                                                             ___________       ___________

                                                                    600           539,844
                                                             ___________       ___________

   Contracts Terminated:

       Closed  . . . . . . . . . . . . . . . . . . . . . .            400           450,781           $422,656          $28,125

       Expired . . . . . . . . . . . . . . . . . . . . . .            200            89,063                 --           89,063
                                                             ___________       ___________        ___________     ____________

          Total contracts terminated . . . . . . . . . . .            600           539,844           $422,656         $117,188
                                                             ___________       ___________        ___________     ____________


   Contracts outstanding  October 31, 1998  . . . . . . . .             0     $           0
                                                             ___________       ___________


DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market.

   As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss if the price of the financial instrument increases between those dates.

   As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss if the price of the financial instrument decreases between those dates.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1998 are set forth in the Statement of Financial Futures.

   (B) At October 31, 1998, accumulated net unrealized depreciation on investments, financial futures and forward currency exchange contracts was $5,120,766, consisting of $5,666,551 gross unrealized appreciation and $10,787,317 gross unrealized depreciation.

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--SUBSEQUENT EVENT:

   On November 5, 1998, shareholders of the Fund approved proposals providing for a new investment objective for the Fund, for the elimination of a management policy relating to the Fund's credit quality guidelines, and for changes to a number of the Fund's investment restrictions to increase the Fund's flexibility as provided under the Act, all as described in the proxy statement mailed to Fund shareholders on or about September 15, 1998. These changes were implemented effective November 15, 1998.

DREYFUS STRATEGIC INCOME FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS STRATEGIC INCOME FUND

   We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Strategic Income Fund (one of the Funds constituting Dreyfus Debt and Equity Funds) as of October 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Income Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

December 17, 1998

IMPORTANT TAX INFORMATION (UNAUDITED)

   In accordance with Federal tax law, the Fund hereby designates 11.35% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.

                                   (reg.tm)

                                   (reg.tm)

DREYFUS STRATEGIC INCOME FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                             031AR9810

Strategic Income

Fund

Annual Report

October 31, 1998

------------------------------------------------------------------------------






DREYFUS EQUITY DIVIDEND FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder:

  It is a pleasure to have this opportunity to communicate with my fellow shareholders of the Dreyfus Equity Dividend Fund.

  This letter accompanies the annual report of the Dreyfus Equity Dividend Fund for the 12-month period ended October 31, 1998. During this period, your Fund achieved a total return of 7.17%,* which compares with a total return of 22.01% for the Standard & Poor's 500 Composite Stock Price Index,** and 12.40% for the
Wilshire    Large    Company    Value   Index***   over   the   same   period.

  As always, the concentrated nature of the Fund, holding approximately 50 securities, will make it more volatile than the diversified indices referred to above, which are both composed of approximately 500 securities. During most periods, therefore, the performance of the Fund will likely differ significantly from these indices.

  Value stocks underperformed growth stocks during the period. The margin was among the widest in memory. Any value manager who remained true to his or her discipline could not hope to have matched the returns of the S&P 500 Index over the past year. Your Fund remained true to its value discipline and should be considered a pure value fund, according to our definition of value. There will be periods, the past year for example, when value stocks underperform the S&P 500 Index, even when our particular definition of value underperforms certain value stock indices. Regardless, the Fund provides your investment portfolio with the benefits of pure value stock exposure.

  The performance of the S&P 500 Index was largely driven by a relatively few so-called "mega-cap" growth stocks or the very largest domestically traded companies. The S&P 500 Index, and many of its major security components, carry valuations well above those of any historic period by almost any financial measure, according to our calculations. This concentrated overvaluation, in our opinion, is reminiscent of the early 1970s' "nifty fifty" stocks, or oil stocks in the early 1980s. Both of those markets ended with quick and severe corrections of the overvalued securities. No one can predict such an occurrence today, but many market participants may conclude that the risk level of the S&P 500 Index, and many of its major security components, is high by historic standards. Regardless, at least for the time being, positive price momentum in this index and in many of these mega-cap stocks has continued, despite the recent stock market correction and subsequent recovery.

  As for your Fund, most of the performance shortfall relative to the Wilshire Value Index occurred during the fourth quarter of 1997, as the portfolio was positioned for strong worldwide economic growth when the Asian economic problems surfaced. Several holdings during these months were among the poorest performing securities in the Fund for the fiscal year. These securities included electronic technology companies that have significant business in Asia, transportation issues which suffered from the possibility of a weakening economy, and several Latin American companies which were penalized simply because they are "emerging markets." The portfolio was subsequently reworked and performance relative to large company value indices on a quarter-by-quarter basis was more competitive.

Our disciplined investment process, investing only in higher dividend paying securities, kept the Fund largely out of what we considered were overvalued mega-cap securities. Unfortunately, many of these high-priced mega-cap securities were the best performing stocks in the market, restraining the Fund's relative performance. Quite often, disciplined value investment processes that focus on dividends have underperformed when the overall stock market reaches speculative overvaluation. There is better potential for outperformance as security prices settle and as economic change occurs. Because of the Fund's strict investment focus, the benchmarks detailed above should be considered long-term in nature, as there will certainly be periods when the performance is not comparable.

Economic Review

  The U.S. entered the year with a strong economy and at near full employment, which during the spring months led the Federal Reserve Board, our central bank, to contemplate raising short-term interest rates in order to keep growth and inflation in check. By mid-year, however, the impact of weak Asian economies on U.S. economic growth had already done the job, so the Fed left rates unchanged. More recently, financial system stresses convinced the Fed to lower interest rates three times: at the end of September, in mid-October, and in mid-November

A significant influence on the U.S. economy this year was slower growth in the overall world economy and the evolution of a worldwide financial crisis. Both events caused a drop in inflation, which helped send interest rates lower. The fall in inflation and lower interest rates benefited companies that sell to the consumer, as more income was left over after inflation to buy goods and services, and the cost of debt was reduced. Home mortgages were refinanced at lower rates, for example, putting more discretionary income in consumers' pockets.

The negative effect in the U.S. of slower global economies was directed toward the industrial sector. Corporate profits weakened, especially in Asian-impacted sectors such as world-traded commodities (paper producers, for example) and exporters (computer manufacturers, for example). One result of this industrial weakness was to cool off a U.S. economy that had been growing perhaps too rapidly.

A financial crisis developed during the mid-summer months, primarily in Russia and Brazil. Panic set in as lenders called in outstanding loans and were reluctant to issue new debt, sharply reducing the economic outlook for these areas. The effect on European and U.S. companies was to lower profit growth expectations, given the decline in export opportunities to these geographies.

  Proactive steps appear to have been recently taken in attempts to stabilize the Japanese banks, to design a support package for Brazil, and to generally make money less expensive to lend. Economic prospects for the major developed countries will be powerfully impacted by whether foreign financial stresses in the coming months calm down, as the consensus appears to be currently concluding, or intensify, as was the fear just weeks ago.

Stock Market Overview

  The 12-month period ended October 31, 1998 reflected a number of contrasting phases in the U.S. stock market. There was strength during the early part of the period, as stocks recovered from the Asian-induced sell-off that occurred during the fourth quarter of 1997. By mid-summer, as large company security valuations neared all-time highs, there was a sharp market decline sparked by the implosion of the Russian financial markets. The U.S. stock market declined again in late September, due to the collapse of a major U.S. hedge fund. Finally, there was a strong rally from mid-October until the end of the fiscal year, in response to
the   Federal   Reserve   Board'  s  lowering  of  short-term  interest  rates.

Over the 12-month period, investment returns for mid-sized and small companies were significantly lower than those for large companies, with the Standard & Poor's Midcap 400 Index returning 6.71% and the small-company Russell 2000 Index declining -11.84%.+ The erosion of expectations for corporate profit growth over the year contributed to an outperformance by a select few mega-cap growth stocks. Investors had confidence in the more consistent earnings growth from this small group of stocks that compose the bulk of the S&P 500 Index than for the broader market. Almost every other capitalization and investment style group
lagged    far    behind    these    mega-cap    growth    stocks.

Value Investing and Our Investment Process

  To once again summarize our investment philosophy, while there are other investment disciplines practiced at Dreyfus, members of the Dreyfus Value Team are passionate believers in value investing. The Dreyfus Equity Dividend Fund represents a particular type of value fund: it strictly focuses on securities paying high dividends. In one sense, high dividend investing can be a lower risk, more conservative style of equity investing because the prices of high dividend paying stocks may decline less in falling markets.

  Our approach to the selection of securities begins and ends with our analysts who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts on corporate earnings and cash flows to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our ongoing assessment of owned securities

We screen the universe of stocks by computer according to two principal methods. The first computer screen determines value by identifying companies with a dividend yield (current dividend divided by the current market price) that is greater than the dividend yield of the overall Standard & Poor's 500 Index. Being paid more than this rate for the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns, including various growth, valuation and leverage measures. We input into this computer model the current economic and stock market trends and the computer calculates each security' s exposure to this environment. The model is an idea generator and further detailed fundamental analysis is conducted on each potential holding to determine its suitability for the Fund. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 50 or so securities. We use similar disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

Examples of Our Investment Process

  The detailed fundamental analysis, computer modeling and portfolio strategy that go into the decision-making process for each security in the Fund is not possible in this short report. Instead, provided below are several brief summaries of some of the better and poorer performing securities within the Fund
during    the    annual    period.

  Xerox has been expanding its core copier business into the computer printer business with great initial success. The ability to provide quality service can be a significant competitive advantage. The security was one of the stronger performers in the Fund, and was sold when our investment discipline indicated that it was fully valued, relative to higher dividend paying alternatives.

American Stores, a supermarket chain, was one of the better performers in your Fund. The company was acquired by Albertson's, another supermarket chain, which significantly benefited the share price and resulted in our sale of the security since it was fully valued.

  RJR Nabisco Holdings and Philip Morris, both largely tobacco companies, were poor performers during much of the period. Congress could not agree on tobacco legislation that we believe would have significantly benefited both the public good and these securities. The tobacco companies recently resolved many of these same issues directly with the states, benefiting the securities. While we sold RJR Nabisco Holdings during the Fund's fiscal year in order to reduce exposure to the industry, we remained attracted to the unusually inexpensive valuation and high dividend yield of Philip Morris.

  Bankers Trust, a major money-center bank, was a poor-performing security in your Fund. Almost every financial stock was punished during the summer months when emerging markets and worldwide bond markets ran into difficulties. We reacted quickly to reduce exposure to the industry, including the sale of this security. Although this company was recently acquired, our sale price was above the current market price.

  In almost any Fund, there are both strong performing and poor performing securities. Our job is to maximize the good and minimize the bad, while keeping risk at tolerable levels. We will not be successful every quarter or every year, but we work hard to reward our fellow investors over the long term.

  Diligent management of your investment is our highest priority. Thank you for entrusting us with your assets.

               Sincerely,

               [Timothy M. Ghriskey signature]


               Timothy M. Ghriskey

               Senior Portfolio Manager

November 16, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of
U.S.    stock    market    performance.

*** SOURCE: WILSHIRE ASSOCIATES, INC. -- The Wilshire Large Company Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast P/E. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value. Beginning with the fiscal year ended October 31, 1998, this Index will be used as the Fund's primary
benchmark    index.

+SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor' s MidCap 400 Index is a broad-based index of 400 companies with market capitalizations generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall mid-cap stock market performance. The Russell 2000 Index is an unmanaged index and a leading barometer of the overall performance of small company stocks.



DREYFUS EQUITY DIVIDEND FUND                                 OCTOBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS EQUITY DIVIDEND FUND WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE WILSHIRE
                           LARGE COMPANY VALUE INDEX

                                    Dollars

$18,797

Standard & Poor's 500 Composite Stock Price Index*

$16,441

Wilshire Large Company Value Index**

$15,654

Dreyfus Equity Dividend Fund

*Source: Lipper Analytical Services, Inc.

*Source: Wilshire Associates, Inc.

Average Annual Total Returns
------------------------------------------------------------------------------

           One Year Ended                     From Inception (12/29/95)

          October 31, 1998                       to October 31, 1998

           ___________________                    ________________________

                7.17%                                  17.09%

---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Equity Dividend Fund on 12/29/95 (Inception Date) to a $10,000 investment made on that date in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") as well as to the Wilshire Large Company Value Index which are described below. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The S&P 500, which was the Fund's primary benchmark Index since its inception, is a widely accepted, unmanaged index of overall stock market performance. The Wilshire Large Company Value Index, composed of the largest 750 stocks in the Wilshire 5000 Index which meet certain statistical criteria for "value," has been selected as the new primary comparative index because, like the Fund, it focuses on "value" stocks. It is believed that this Wilshire Index provides a more accurate comparison with the Fund's value investment style. Pursuant to applicable federal regulations, the performance of the S&P 500 will be provided for this fiscal year, but will not be provided for fiscal year ended October 31, 1999. The Indices do not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report

DREYFUS EQUITY DIVIDEND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

Common Stocks--99.9%                                                                                Shares            Value
-------------------------------------------------------                                          ____________     _____________
         Commercial Services--2.2%  Ogden    . . . . . . . . . . . . . . . . . . . . . . .              3,700        $   99,437

                                                                                                                    ___________


           Consumer Durables--6.0%  Eastman Kodak  . . . . . . . . . . . . . . . . . . . .              1,300           100,750

                                    General Motors . . . . . . . . . . . . . . . . . . . .              1,400            88,288

                                    Jostens    . . . . . . . . . . . . . . . . . . . . . .              3,600            81,225

                                                                                                                    ___________

                                                                                                                        270,263

                                                                                                                    ___________


      Consumer Non-Durables--12.7%  Anheuser-Busch . . . . . . . . . . . . . . . . . . . .              2,100           124,819

                                    ConAgra  . . . . . . . . . . . . . . . . . . . . . . .              3,400           103,487

                                    Gallaher Group, A.D.S. . . . . . . . . . . . . . . . .              4,200           114,450

                                    Intimate Brands, Cl. A . . . . . . . . . . . . . . . .              4,300            96,213

                                    Philip Morris  . . . . . . . . . . . . . . . . . . . .              2,500           127,812

                                                                                                                    ___________

                                                                                                                        566,781

                                                                                                                    ___________


       Electronic Technology--9.1%  EG&G     . . . . . . . . . . . . . . . . . . . . . . .              3,800            95,475

                                    General Dynamics . . . . . . . . . . . . . . . . . . .              2,000           118,375

                                    Harris     . . . . . . . . . . . . . . . . . . . . . .              2,500            87,656

                                    Northrop Grumman . . . . . . . . . . . . . . . . . . .              1,300           103,675

                                                                                                                    ___________

                                                                                                                        405,181

                                                                                                                    ___________


            Energy Minerals--12.8%  Atlantic Richfield . . . . . . . . . . . . . . . . . .              1,200            82,650

                                    British Petroleum, A.D.S.  . . . . . . . . . . . . . .              1,000            88,438

                                    Conoco, Cl. A  . . . . . . . . . . . . . . . . . . . .              1,400            34,825

                                    Mobil  . . . . . . . . . . . . . . . . . . . . . . . .              1,300            98,394

                                    Sun  . . . . . . . . . . . . . . . . . . . . . . . . .              2,500            85,781

                                    Texaco     . . . . . . . . . . . . . . . . . . . . . .              1,500            88,969

                                    USX-Marathon Group . . . . . . . . . . . . . . . . . .              2,800            91,525

                                                                                                                    ___________

                                                                                                                        570,582

                                                                                                                    ___________


                    Finance--22.1%  ABN AMRO Holding, A.D.S. . . . . . . . . . . . . . . .              4,600            88,262

                                    Banc One . . . . . . . . . . . . . . . . . . . . . . .              1,900            92,862

                                    Bank of New York . . . . . . . . . . . . . . . . . . .              3,100            97,844

                                    BankAmerica  . . . . . . . . . . . . . . . . . . . . .              1,200            68,925

                                    BankBoston . . . . . . . . . . . . . . . . . . . . . .              2,400            88,350

                                    Chase Manhattan  . . . . . . . . . . . . . . . . . . .              1,600            90,900

                                    First Tennessee National . . . . . . . . . . . . . . .              3,000            95,063

                                    KeyCorp  . . . . . . . . . . . . . . . . . . . . . . .              2,900            87,906

                                    National City  . . . . . . . . . . . . . . . . . . . .              1,400            90,038

                                    Norwest  . . . . . . . . . . . . . . . . . . . . . (a)              2,600            96,687

                                    Wachovia . . . . . . . . . . . . . . . . . . . . . . .              1,000            90,875

                                                                                                                    ___________

                                                                                                                        987,712

                                                                                                                    ___________


           Health Technology--2.7%  Pharmacia & Upjohn . . . . . . . . . . . . . . . . . .              2,300           121,756

                                                                                                                    ___________


                   Insurance--4.4%  American General . . . . . . . . . . . . . . . . . . .              1,400            95,900

                                    EXEL, Cl. A  . . . . . . . . . . . . . . . . . . . . .              1,300            99,369

                                                                                                                    ___________

                                                                                                                        195,269

                                                                                                                    ___________

DREYFUS EQUITY DIVIDEND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998


Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________     _____________

          Process Industries--5.9%  Chesapeake . . . . . . . . . . . . . . . . . . . . . .              2,300        $   80,500

                                    duPont (E.I.) de Nemours & Co. . . . . . . . . . . . .              1,600            92,000

                                    Union Camp . . . . . . . . . . . . . . . . . . . . . .              2,100            90,300

                                                                                                                    ___________

                                                                                                                        262,800

                                                                                                                    ___________


      Producer Manufacturing--2.0%  Minnesota Mining & Manufacturing . . . . . . . . . . .              1,100            88,000

                                                                                                                    ___________


                Retail Trade--1.6%  Penney (J.C.)  . . . . . . . . . . . . . . . . . . . .              1,500            71,250

                                                                                                                    ___________


              Transportation--2.3%  Union Pacific  . . . . . . . . . . . . . . . . . . . .              2,200           104,775

                                                                                                                    ___________


                  Utilities--16.1%  AT&T     . . . . . . . . . . . . . . . . . . . . . . .              1,600            99,600

                                    Ameritech  . . . . . . . . . . . . . . . . . . . . . .              2,200           118,663

                                    Bell Atlantic  . . . . . . . . . . . . . . . . . . . .              2,000           106,250

                                    Central & South West . . . . . . . . . . . . . . . . .              3,300            91,781

                                    Cinergy  . . . . . . . . . . . . . . . . . . . . . . .              2,400            82,800

                                    Texas Utilities  . . . . . . . . . . . . . . . . . . .              2,400           105,000

                                    U S West . . . . . . . . . . . . . . . . . . . . . . .              2,000           114,750

                                                                                                                    ___________

                                                                                                                        718,844

                                                                                                                    ___________


TOTAL INVESTMENTS (cost $3,933,636). . . . . . . . . . . . . . . . . . . . . . . . . . . .              99.9%        $4,462,650

                                                                                                      _______       ___________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .1%    $        2,679

                                                                                                      _______       ___________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%        $4,465,329

                                                                                                      _______       ___________


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost              Value
                                                                                                 ___________         __________
ASSETS:                          Investments in securities--See Statement of Investments . .       $3,933,636        $4,462,650

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                               13,060

                                 Receivable for investment securities sold . . . . . . . .                               78,234

                                 Dividends receivable  . . . . . . . . . . . . . . . . . .                               16,329

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               10,265

                                                                                                                    ___________

                                                                                                                      4,580,538

                                                                                                                    ___________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                                1,180

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                  925

                                 Payable for investment securities purchased . . . . . . .                               86,945

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               25,490

                                                                                                                    ___________

                                                                                                                        114,540

                                                                                                                    ___________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $4,465,998

                                                                                                                    ___________



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                           $3,532,530

                                 Accumulated undistributed investment income--net  . . . .                                5,277

                                 Accumulated net realized gain (loss) on investments and
                                   foreign currency transactions . . . . . . . . . . . . .                              399,177

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4(b) . . . . . . . . . . . . . . .                              529,014

                                                                                                                    ___________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $4,465,998

                                                                                                                    ___________
SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                              264,677


NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $16.87

                                                                                                                        _______

                                                                                                                       _______




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                       Cash dividends (net of $1,863 foreign taxes
                                 withheld at source) . . . . . . . . . . . . . . .             $138,575

                              Interest     . . . . . . . . . . . . . . . . . . . .                6,489

                                                                                              _________

                                 Total Income  . . . . . . . . . . . . . . . . . .                                   $145,064

EXPENSES:                     Management fee--Note 3(a)  . . . . . . . . . . . . .               35,187

                              Registration fees  . . . . . . . . . . . . . . . . .               21,285

                              Auditing fees  . . . . . . . . . . . . . . . . . . .               17,362

                              Shareholder servicing costs--Note 3(b) . . . . . . .               13,185

                              Prospectus and shareholders' reports . . . . . . . .                6,349

                              Custodian fees--Note 3(b)  . . . . . . . . . . . . .                2,176

                              Trustees' fees and expenses--Note 3(c) . . . . . . .                  507

                              Legal fees . . . . . . . . . . . . . . . . . . . . .                  281

                              Loan commitment fees--Note 2 . . . . . . . . . . . .                   38

                              Miscellaneous  . . . . . . . . . . . . . . . . . . .                1,409

                                                                                              _________

                                 Total Expenses  . . . . . . . . . . . . . . . . .               97,779

                              Less--expense reimbursement from Manager due to
                                 undertaking--Note 3(a)  . . . . . . . . . . . . .              (39,097)

                                                                                              _________

                                 Net Expenses  . . . . . . . . . . . . . . . . . .                                     58,682

                                                                                                                    _________


INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                     86,382

                                                                                                                    _________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments
                                 and foreign currency transactions . . . . . . . .             $395,079

                              Net realized gain (loss) on forward currency


                                 exchange contracts  . . . . . . . . . . . . . . .                5,577

                                                                                              _________

                                 Net Realized Gain (Loss)  . . . . . . . . . . . .                                    400,656

                              Net unrealized appreciation (depreciation)
                                 on    investments . . . . . . . . . . . . . . . .                                   (159,179)

                                                                                                                    _________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                    241,477

                                                                                                                    _________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                   $327,859

                                                                                                                    _________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Year Ended          Year Ended

                                                                                          October 31, 1998   October 31, 1997

                                                                                          _______________    _______________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   86,382        $    73,149

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . .          400,656            328,523

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . .         (159,179)           489,186

                                                                                              ___________        ___________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . .          327,859            890,858

                                                                                              ___________        ___________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (84,192)           (72,235)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . .         (329,506)           (59,415)

                                                                                              ___________        ___________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (413,698)          (131,650)

                                                                                              ___________        ___________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          657,588            685,376

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          396,607            127,388

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (816,316)          (115,946)

                                                                                              ___________        ___________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions  . . . . . .          237,879            696,818

                                                                                              ___________        ___________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . .          152,040          1,456,026

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,313,958          2,857,932

                                                                                              ___________        ___________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $4,465,998         $4,313,958

                                                                                              ___________        ___________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . .       $    5,277         $    3,087

                                                                                              ___________        ___________

                                                                                                 Shares             Shares

                                                                                              ___________        ___________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           37,863             43,022

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . .           23,937              8,374

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (46,766)            (7,551)

                                                                                              ___________        ___________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . . .           15,034             43,845

                                                                                              ___________        ___________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                      Year Ended October 31,
                                                                            __________________________________________

PER SHARE DATA:                                                           1998                1997               1996(1)

                                                                          _______            _______            _______
   Net asset value, beginning of period  . . . . . . . . . . . . .         $17.28             $13.89             $12.50

                                                                          _______            _______            _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . .            .32                .32                .23

   Net realized and unrealized gain (loss) on investments  . . . .            .87               3.67               1.38

                                                                          _______            _______            _______

       Total from Investment Operations  . . . . . . . . . . . . .           1.19               3.99               1.61

                                                                          _______            _______            _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . .           (.31)              (.32)              (.22)

   Dividends from net realized gain on investments . . . . . . . .          (1.29)              (.28)               --

                                                                          _______            _______            _______

       Total Distributions . . . . . . . . . . . . . . . . . . . .          (1.60)              (.60)              (.22)

                                                                          _______            _______            _______

   Net asset value, end of period  . . . . . . . . . . . . . . . .         $16.87             $17.28              $13.89

                                                                          _______            _______             _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . .           7.17%             29.34%              12.93%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . .           1.25%              1.27%               1.08%(2)

   Ratio of net investment income to average net assets  . . . . .           1.82%              1.98%               1.76%(2)

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . . . . . . . . .            .84%              1.36%               1.05%(2)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . .         168.02%             80.43%              98.84%(2)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . .         $4,465             $4,314              $2,858

------------

(1) From December 29, 1995 (commencement of operations) to October 31, 1996.

(2) Not annualized.







                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EQUITY DIVIDEND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Equity Dividend Fund (the "Fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering six series, including the Fund. The Fund's investment objective is current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the " Distributor" ) is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  On August 5, 1998, the Company's Board of Trustees approved a change of the Company' s name from "Dreyfus Income Funds" to "Dreyfus Debt and Equity Funds". This change became effective on August 13, 1998.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  As of October 31, 1998, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 185,587 shares of the Fund.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange

  (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $2,448 during the period ended October 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

DREYFUS EQUITY DIVIDEND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1997 through October 31, 1998 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceeded an annual rate of 1.25% of the value of the Fund's average daily net assets. The expense reimbursement pursuant to the undertaking, amounted to $39,097 during the period ended October 31, 1998.

  (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, the Fund was charged $11,729 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $1,152 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended October 31, 1998, the Fund was charged $2,176 pursuant to the custody agreement.

  (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS EQUITY DIVIDEND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

  (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 1998 amounted to $7,666,645 and $7,725,299, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1998, there were no open forward currency exchange contracts.

  (b)   At   October  31,  1998,  accumulated  net  unrealized  appreciation  on investments was $529,014, consisting of $555,522 gross unrealized appreciation and $26,508 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS EQUITY DIVIDEND FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Equity Dividend Fund

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Equity Dividend Fund (one of the Funds constituting Dreyfus Debt and Equity Funds) as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Equity Dividend Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

December 17, 1998


DREYFUS EQUITY DIVIDEND FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes, the Fund hereby designates $.324 per share as a long-term capital gain distribution of the $1.343 per share paid on December 31, 1997.

  The Fund also designates 46.67% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS EQUITY DIVIDEND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940









Printed in U.S.A.                                             042AR9810

Equity Dividend

Fund

Annual Report

October 31, 1998


-------------------------------------------------------------------------------




DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to provide you with this report for the Dreyfus High Yield Securities Fund. For the 12-month period ended October 31, 1998, your Fund produced a total return, including share price changes and dividend income generated, of -16.28%.* Income dividends paid from net investment income during the period amounted to approximately $1.566 per share, representing a distribution rate per share of 14.14%.**

ECONOMIC REVIEW

   So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

   A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term U.S. Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

   The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

   The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

   Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (a U.S. hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil, and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

   After a strong rally following the Asian crisis-induced selloff in October 1997, this past summer saw the high-yield market drop to depths not seen since 1990. Spreads to U.S. Treasuries for the major high-yield indices widened to over 700 basis points. Liquidity in the high-yield market dried up as distressed sellers of high-yield bonds found few bidders, even at increasingly lower prices. The level of illiquidity in the high yield bond markets over August, September, and October 1998 was unprecedented in market history, and resulted in a dramatic across-the-board drop in high yield bond prices.

   The principal cause of this was an acute case of risk aversion among investors, brought about by negative developments in the global economy. It manifested itself in a "flight to quality" as U.S. Treasuries rallied, and most other kinds of credit risk-related securities declined in price and lost their liquidity. Among the hardest hit were small-cap and foreign equities and emerging market, high yield, and mortgage-related fixed income securities. Among high-yield, the relatively lower quality bonds (those with a "B" and "CCC" credit quality) , significantly underperformed higher quality high yield bonds ("BB" credit quality).

   The primary catalyst for the market swoon was the collapse of the Russian financial system, but its roots were deep in the Asian economic crisis. Domestic recessions and currency devaluations in key Asian countries were expected to cause lower demand for capital goods and lower worldwide price levels for manufacturing-related items ranging from raw commodities to high-end consumer items. Fears of resulting deflation were a key ingredient of a global credit crunch that developed this past summer. It is this credit crunch that hit the high-yield market the hardest.

   Fundamentally, very little was wrong as far as "credit quality" issues with the high-yield market as bankruptcy rates continued at the relatively low levels of recent years. In fact, many high-yield issuers are meeting or exceeding their business plans. What became overwhelmingly bearish this past summer were technical factors primarily centered around the credit crunch. Many high-yield companies are growing, especially in telecommunications, and require ready access to harder-to-get credit. On the trading side, the credit crunch caused the major broker dealers to reduce their commitments to trading capital, as well as their financing of leveraged investment vehicles, hedge funds in particular. Concurrently, bond and stock mutual funds were facing significant redemptions, especially beginning in August 1998. The result of all this was an acute imbalance of selling over a short period of time this past summer. Prices for high-yield bonds dropped in a vacuum as hedge funds, broker-dealers and mutual funds all tried to sell simultaneously. Those investors with cash sat on the sidelines expecting bond prices to fall further.

   As   with  most  technical  perturbations,  there  historically  has  been  a corresponding snap back to the mean. In times of financial stress, the high-yield market tends to behave in line with the equity markets, but over a longer time horizon the U.S. Treasury market is generally considered to have an equal influence. Unlike equities, high-yield bonds offer big coupons for investors and the cash flow from those coupons has some value, regardless of changes in credit assumptions. In fact, the high-yield market has begun to rebound:

1) Money has begun flowing back into high-yield mutual funds; 2) liquidity is returning, albeit not yet at the levels seen earlier this year; 3) fears of worldwide economic troubles have waned; and 4) issuers are able to get new deals priced. Factors influencing this new level of liquidity are the rebound in the equity markets and the general perception that the domestic economy is still strong despite a slowdown in the manufacturing sector. However, in this situation, the time horizon for a potentially complete snapback will take significantly longer than the historically dramatic price drops that occurred.

   Key foreign markets appear to have pulled out of their nosedives and have reached some sort of bottom. The recent IMF package for Brazil and actions by the Japanese government to shore up its banking system have positively influenced investor sentiment.

   However, the U.S. economy is not an island in a sea of global economic uncertainty. It is too early to tell if the world economic picture has reached the bottom. Commodities have dropped to the lowest levels in recent history. Deflation remains a worrisome risk. We must continue to monitor events in Brazil and Japan. The world has a long way to go to get back to where it was earlier this year.

PORTFOLIO OVERVIEW

The High Yield Securities Fund seriously underperformed the high-yield market for both the six months and year ended October 31, 1998. The four main reasons were:

   1) the risk profile centered in the lower end of the high-yield credit spectrum (bonds with a "CCC" and "B" credit quality); 2) significant holdings in telecommunications issues; 3) issue selection; and 4) heavy redemptions that forced selling off portfolio securities in a historically illiquid and depressed market. The kinds of portfolio holdings that contributed to the Fund's high total returns earlier in 1998 performed very poorly in the market selloff during the summer of 1998. The high-yield market has begun to snap back, and the higher-quality issues are rallying first. The Fund's actual returns will depend on the length of the high yield market' s recovery, and whether our issue selection can take advantage of any such rebound.

   Risk Profile. Since inception, the Fund has focused on special situations. These are credits where the market has overlooked certain positive or potentially positive changes in a particular credit, and they usually trade infrequently at a discount to par value. This style of investing was the prime driver of the Fund' s positive returns over earlier periods since the Fund's inception. Unfortunately, it also was the prime driver of the Fund's relatively poor recent performance as the market sold off risky securities. During high-yield market recoveries, the lower rated (" B" and "CCC") sector is historically the last to recover, and that currently is the case as well.

   Industry Concentration. The Fund has been, and continues to be, heavily invested in the telecommunications sector. The telecommunications industry is undergoing rapid change as access to customers is beginning to open up. Currently, alternative communications providers have very little market share but are increasingly taking a larger percent of the business from the regional Bell operating companies. When the long distance market opened up, AT&T lost over half its market share in a similar market liberalization. Additionally, the market for data transmission is exploding, thanks in part to growing Internet usage, as well as demand for wireless communications. On one hand, I consider this to be a defensive industry since the domestic changes taking place are somewhat independent of worldwide economic events. However, the market for high-yield telecommunications bonds is quite volatile. In most cases these companies are still in the developmental stage and positive cash flow from operations is still some time off. It is this type of operational risk and ongoing funding risk that performed so poorly in the high-yield meltdown. This sector is showing signs of bouncing back, but the type of lower rated securities that the Fund predominantly holds have not yet responded to the market rally.

Issue Selection. Several issues in the Fund performed poorly, to the point of enhancing relative losses. Ionica, Discovery Zone, and USN either had poor business plans or executed them poorly. Alpha Shipping and Global Ocean are international transportation companies hurt by the slump in worldwide trade. ICF Kaiser was caught in the credit crunch. Of this group, Global Ocean and ICF Kaiser are expected to bounce back significantly, while the others will continue to suffer some degree of impairment. The illiquidity of the market this summer made it very difficult for the Fund to sell underperforming assets.

   Redemptions. The Fund lost almost half its assets during the last three months, partly due to lower prices on the bond holdings but also due to heavy redemptions. I normally try to keep at least 25% of the Fund in fairly liquid issues, but the level of redemptions was too much for this reserve. It became increasingly difficult to sell assets in a very illiquid market, and those securities which I did sell off to meet redemptions significantly hurt the Fund's net asset value. The high-yield market has begun to rally, first with the more liquid and higher-quality issues. If this rally continues, we look for the lower rated securities to participate. Of course, there is no guarantee how the high yield market will perform in the future. In the short run, the technicals are positive. The economy has proven resilient, and investors have found the yields offered by high yield assets to be attractive. Looking forward, I will still focus on special situations, but with renewed emphasis on defensive industries. With the global situation so uncertain, it makes sense to take some risk off the table. I apologize sincerely for not doing it earlier.

           Very truly yours,


         [Roger King signature logo]


           Roger King

           Portfolio Manager

November 16, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

***SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. -- The Merrill Lynch High-Yield Master II Index is a market capitalization weighted index including all domestic and Yankee high-yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity.

DREYFUS HIGH YIELD SECURITIES FUND                           OCTOBER 31, 1998
-----------------------------------------------------------------------------

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS HIGH YIELD
       SECURITIES FUND AND THE MERRILL LYNCH HIGH YIELD MASTER II INDEX [Exhibit A:
                                    Dollars

$12,167

Merrill Lynch High Yield Master II Index*

$11,685

Dreyfus High Yield Securities Fund

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]

Average Annual Total Returns
-------------------------------------------------------------------------------

           One Year Ended                     From Inception (3/25/96)

          October 31, 1998                       to October 31, 1998




              (16.28)%                                  6.17%
---------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus High Yield Securities Fund on 3/25/96 (Inception Date) to a $10,000 investment made in the Merrill Lynch High Yield Master II Index on that date. For comparative purposes, the value of the Index on 3/31/96 is used as the beginning value on 3/25/96. All dividends and capital gain distributions are reinvested.

The Fund seeks to achieve its objective by investing in lower rated fixed-income securities, commonly known as "Junk Bonds." The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Merrill
Lynch High Yield Master II Index is a market capitalization weighted index including all domestic and yankee high-yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity. Both interest and price changes for the Index are calculated daily based on an accrued schedule and trader pricing. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report

DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                                                  Principal
Bonds and Notes--74.5%                                                                             Amount            Value
-------------------------------------------------------
                                                                                               ______________    ______________
         Aircraft & Aerospace--.7%  Aircraft Lease Portfolio Securitisation 96-1

                                        Pass Through Trust, Ctfs.,

                                        Cl. D, 12.75%, 2006  . . . . . . . . . . . . . . .    $.......950,088   $       902,584
                                                                                                                  _____________

                Broadcasting--3.1%  ACME Intermediate Holdings/Finance,

                                        Sr. Discount Notes, Ser.B, Zero Coupon, 2002 . . .          1,200,000 (a)       702,000

                                    ACME Television/Finance,

                                        Sr. Discount Notes, Ser. B, Zero Coupon, 2000  . .          1,100,000 (a)       841,500

                                    Scandinavian Broadcasting System,

                                        Conv. Sub. Notes., 7%, 2004  . . . . . . . . . . .          2,500,000         2,437,500

                                                                                                                  _____________

                                                                                                                      3,981,000

                                                                                                                  _____________

          Building Materials--5.1%  FWT,

                                        Sr. Sub. Notes, 9.875%, 2007 . . . . . . . . . . .          5,000,000         2,937,500

                                    ICF Kaiser International:

                                        Sr. Sub. Notes, 13%, 2003  . . . . . . . . . . . .          6,585,000         2,732,775

                                        Sr. Sub. Notes, 13%, 2003 (Units)  . . . . . . . .          2,438,000 (b)     1,011,770

                                                                                                                  _____________

                                                                                                                      6,682,045

                                                                                                                  _____________

            Cable Television--2.2%  OnePoint Communications,

                                        Sr. Notes, 14.50%, 2008 (Units)  . . . . . . . . .          3,000,000 (b,c)   1,365,000

                                    Star Choice Communications,

                                        Sr. Secured Notes, 13%, 2005 (Units) . . . . . . .            500,000 (b)       472,500

                                    Supercanal Holdings,

                                        Sr. Notes, 11.50%, 2005  . . . . . . . . . . . . .          2,000,000 (c)       960,000

                                                                                                                  _____________

                                                                                                                      2,797,500

                                                                                                                  _____________

       Commercial Mortgage

          Pass-Through Ctfs.--1.3%  Structured Asset Securities,

                                        REMIC:

                                           Ser. Greenpoint 1996-A, Cl. B5, 8.371%, 2027  .            281,039 (c,d)     227,049

                                           Ser. Greenpoint 1996-A, Cl. B6, 8.371%, 2027  .            351,842 (c,d)      87,961

                                           Ser. 1996-CFL, Cl. H, 7.75%, 2028 . . . . . . .          1,750,000 (c)     1,382,500

                                                                                                                  _____________

                                                                                                                      1,697,510

                                                                                                                  _____________

                    Consumer--3.9%  Northeast Optic Network,

                                        Sr. Notes, 12.75%, 2008  . . . . . . . . . . . . .          3,000,000         2,655,000

                                    Packaging Resources,

                                        Sr. Secured Notes, 13%, 2003 . . . . . . . . . . .          2,268,450         1,640,102

                                    Syratech,

                                        Sr. Notes, 11%, 2007 . . . . . . . . . . . . . . .          1,000,000           785,000

                                                                                                                  _____________

                                                                                                                      5,080,102

                                                                                                                  _____________

                      Energy--5.8%  Belden & Blake,

                                        Sr. Sub. Notes, 9.875%, 2007 . . . . . . . . . . .          3,000,000         2,385,000

                                    Petsec Energy,

                                        Sr. Sub. Notes, 9.50%, 2007  . . . . . . . . . . .          2,600,000         2,093,000

                                    Seven Seas Petroleum,

                                        Sr. Notes, Ser. B, 12.50%, 2005  . . . . . . . . .          3,000,000         2,265,000



DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount            Value
-------------------------------------------------------
                                                                                               ______________    ______________

   Energy (continued) Sitel,

                                        Notes, 9.25%, 2006 . . . . . . . . . . . . . . . .     $....1,000,000   $       855,000

                                                                                                                  _____________

                                                                                                                      7,598,000

                                                                                                                  _____________

               Entertainment--2.2%  Booth Creek Ski Holdings,

                                        Sr. Notes, Ser. B, 12.50%, 2007  . . . . . . . . .          3,000,000         2,805,000

                                                                                                                  _____________

         Foods and Beverages--1.2%  Cuddy International,

                                        Sr. Notes, 10.75%, 2007  . . . . . . . . . . . . .          2,000,000         1,610,000

                                                                                                                  _____________

                   Publishing--.7%  WAM ! NET,

                                        Sr. Discount Notes, Zero Coupon, 2002 (Units)  . .          1,750,000 (a,b,c)   883,750

                                                                                                                  _____________

              Residential Mortgage

          Pass-Through Ctfs.--2.3%  Chase Mortgage Finance,

                                        Ser. 1994-E, Cl. B6, 6.25%, 2010 . . . . . . . . .            400,682 (c)       112,191

                                    Citicorp Mortgage Securities,

                                        REMIC, Ser. 1994-9, Cl. B2, 5.75%, 2009  . . . . .            468,190 (c)       131,093

                                    GE Capital Mortgage Services:

                                        Home Equity Loan Pass-Through Ctfs.,

                                           Ser. 1994-HE4, Cl. B5, 9.323%, 2026 . . . . . .          1,519,160 (c,d)     349,407

                                        REMIC:

                                           Ser. 1993-13, Cl. B5, 6%, 2008  . . . . . . . .            453,743 (c)       127,048

                                           Ser. 1994-15, Cl. B5, 6%, 2009  . . . . . . . .            713,230 (c)       199,704

                                           Ser. 1994-21, Cl. B5, 6.50%, 2009 . . . . . . .            937,623 (c)       262,534

                                           Ser. 1996-10, Cl. B5, 6.75%, 2011 . . . . . . .            337,536 (c)        94,510

                                           Ser. 1996-12, Cl. B5, 7.25%, 2011 . . . . . . .            395,386 (c)       110,708

                                           Ser. 1996-14, Cl. 2B5, 7.25%, 2011  . . . . . .            405,870 (c)       113,644

                                    MORSERV,

                                        Ser. 1996-1, Cl. B5, 7%, 2011  . . . . . . . . . .            472,684 (c)       132,351

                                    Norwest Asset Securities:

                                        Ser. 1996-8, Cl. B4, 7.50%, 2026 . . . . . . . . .            123,857 (c)       108,452

                                        Ser. 1996-8, Cl. B5, 7.50%, 2026 . . . . . . . . .            184,590 (c)        51,685

                                        Ser. 1997-11. Cl. B4, 7%, 2027 . . . . . . . . . .            247,102 (c)       200,693

                                        Ser. 1997-11, Cl. B5, 7%, 2027 . . . . . . . . . .            370,653 (c)       103,783

                                        Ser. 1997-15, Cl. B4, 6.75%, 2012  . . . . . . . .            408,288 (c)       340,027

                                        Ser. 1997-15, Cl. B5, 6.75%, 2012  . . . . . . . .            244,747 (c)        68,529

                                        Ser. 1997-16, Cl. B5, 6.75%, 2027  . . . . . . . .            298,040 (c)        83,451

                                    Prudential Home Mortgage Securities,

                                        REMIC, Ser. 1996-7, Cl. B5, 6.75%, 2011  . . . . .            830,821 (c)       232,630

                                    Residential Accredit Loans,

                                        REMIC, Ser. 1997-QS6:

                                           Cl. B2, 7.50%, 2012 . . . . . . . . . . . . . .            151,926 (c)       131,558

                                           Cl. B3, 7.50%, 2012 . . . . . . . . . . . . . .            355,205 (c)        99,457

                                                                                                                  _____________

                                                                                                                      3,053,455

                                                                                                                  _____________



DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount            Value
-------------------------------------------------------
                                                                                               ______________    ______________
         Retail--2.4% Discovery Zone:

                                        Sr. Secured Notes, 13.50%, 2002  . . . . . . . . .    $....4,500,000     $    2,632,500

                                        Sr. Secured Notes, 13.50%, 2002 (Units)  . . . . .            500,000 (b)       502,500

                                                                                                                  _____________

                                                                                                                      3,135,000

                                                                                                                  _____________

                    Shipping--4.8%  Alpha Shipping,

                                        Sr. Notes, Ser. A, 9.50%, 2008 . . . . . . . . . .          5,000,000         2,675,000

                                    American President Lines,

                                        Sr. Notes, 7.125%, 2003  . . . . . . . . . . . . .          3,185,000         2,582,927

                                    Holt Group,

                                        Sr. Notes, 9.75%, 2006 . . . . . . . . . . . . . .          1,500,000           982,500

                                                                                                                  _____________

                                                                                                                      6,240,427

                                                                                                                  _____________

                        Steel--.1%  NSM Steel,

                                        Sr. Sub. Mortgage Notes,
                                        Ser. B, 12.25%, 2008 (Units) . . . . . . . . . . .          1,750,000 (b,c)      96,250

                                                                                                                  _____________

      Telecommunications/

                   Carriers--24.9%  Bell Technology Group,

                                        Sr. Notes, 13%, 2005 (Units) . . . . . . . . . . .          3,000,000 (b)     2,475,000

                                    Bestel,

                                        Sr. Discount Notes, Zero Coupon, 2001 (Units)  . .          5,000,000 (a,b)   2,843,750

                                    Concentric Network,

                                        Sr. Notes, 12.75%, 2007  . . . . . . . . . . . . .          2,747,000 (c)     2,431,095

                                    DTI Holdings:

                                        Sr. Discount Notes, Zero Coupon, 2003  . . . . . .          3,000,000 (a)     1,005,000

                                        Sr. Discount Notes, Zero Coupon, 2003 (Units)  . .          1,750,000 (a,b)     603,750

                                    FirstWorld Communications,

                                        Sr. Discount Notes, Zero Coupon, 2003 (Units)  . .          5,500,000 (a,b)   1,677,500

                                    Focal Communications,

                                        Sr. Discount Notes, Zero Coupon, 2003  . . . . . .          3,000,000 (a)     1,500,000

                                    MGC Communications:

                                        Sr. Secured Notes, Ser. B, 13%, 2004 . . . . . . .          4,500,000         3,172,500

                                        Sr. Secured Notes, 13%, 2004 (Units) . . . . . . .          3,000,000 (b)     2,325,000

                                    Poland Telecom Finance,

                                        Gtd. Sr. Notes, 14%, 2007 (Units)  . . . . . . . .          6,750,000 (b)     6,648,750

                                    RSL Communications,

                                        Gtd. Sr. Notes, 12.25%, 2006 . . . . . . . . . . .            196,000           199,430

                                    Rhythms NetConnections,

                                        Sr. Discount Notes, Zero Coupon, 2003 (Units)  . .          5,000,000 (b,c)   1,625,000

                                    USN Communications,

                                        Sr. Discount Notes, Ser. B, Zero Coupon, 2000  . .          9,900,000 (a)     4,009,500

                                    Versatel Telecom,

                                        Sr. Notes, 13.25%, 2008 (Units)  . . . . . . . . .          2,000,000 (b,c)   1,870,000

                                                                                                                  _____________

                                                                                                                     32,386,275

                                                                                                                  _____________



DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount            Value
-------------------------------------------------------
                                                                                               ______________    ______________
Transportation--7.7%  Fine Air Services,

                                        Sr. Notes, 9.875%, 2008  . . . . . . . . . . . . .     $....5,000,000 (c)  $  4,462,500

                                    Golden Ocean Group,

                                        Sr. Notes, 10%, 2001 . . . . . . . . . . . . . . .          6,000,000         2,130,000

                                    Park N View,

                                        Sr. Notes, 13%, 2008 (Units) . . . . . . . . . . .          1,000,000 (b)       835,000

                                    Teletrac,

                                        Sr. Notes, 14%, 2007 (Units) . . . . . . . . . . .            750,000 (b)       491,250

                                    Terminal R.R. Association,

                                        First Mortgage, 4%, 2019 . . . . . . . . . . . . .             57,000            42,800

                                    ValuJet,

                                        Sr. Notes, 10.25%, 2001  . . . . . . . . . . . . .          3,000,000         2,085,000

                                                                                                                  _____________

                                                                                                                     10,046,550

                                                                                                                  _____________

                   Wireless

              Communications--6.1%  American Mobile Satellite/AMSC Acquisition:

                                        Sr. Notes, 12.25%, 2008  . . . . . . . . . . . . .          2,500,000         1,162,500

                                        Sr. Notes, 12.25%, 2008 (Units)  . . . . . . . . .            500,000 (b)       237,500

                                    Comunicacion Celular:

                                        Bonds, Zero Coupon, 2000 . . . . . . . . . . . . .          1,000,000 (a)       657,500

                                        Sr. Discount Notes, Zero Coupon, 2003  . . . . . .          2,750,000 (a)     1,808,125

                                    Conecel Holdings,

                                        Secured Notes, 14%, 2000 (Units) . . . . . . . . .          2,000,000 (b,c)     755,000

                                    Consorcio Ecuatoriano,

                                        Notes, 14%, 2002 . . . . . . . . . . . . . . . . .          1,000,000           377,500

                                    Ionica,

                                        Sr. Discount Notes, Zero Coupon, 2002  . . . . . .          2,000,000 (a,e)      70,000

                                    Occidente y Caribe Celular,

                                        Sr. Discount Notes, Zero Coupon, 2001  . . . . . .          2,910,000 (a)     2,007,900

                                    OrbCommunications Global/Capital,

                                        Sr. Notes, 14%, 2004 . . . . . . . . . . . . . . .          1,000,000           895,000

                                                                                                                  _____________

                                                                                                                      7,971,025

                                                                                                                  _____________

                                    TOTAL BONDS AND NOTES

                                        (cost $135,962,639)  . . . . . . . . . . . . . . .                        $  96,966,473

                                                                                                                  _____________


Equity-Related Securities--28.6%                                                                    Shares
---------------------------------------------------------

                                                                                                ______________

Preferred Stocks--26.9%

   Broadcasting--3.6% Pegasus Media & Communications,

                                        Ser. A, Cum., $127.50  . . . . . . . . . . . . . .              4,777    $    4,681,460

                                                                                                                  _____________

            Cable Television--4.2%  Echostar Communications,

                                        Ser. C, Cum. Conv., $3.375 . . . . . . . . . . . .             90,000 (c)     5,445,000

                                                                                                                  _____________

                     Consumer--.5%  Paxson Communications,

                                        Cum., $125.00  . . . . . . . . . . . . . . . . . .                664           610,880
                                                                                                                  _____________



DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Equity Related Securities (continued)                                                              Shares             Value
-------------------------------------------------------
                                                                                              ______________     ______________

Preferred Stocks (continued)

         Energy--1.6% Clark USA,

                                        Sr. Cum., $115.00  . . . . . . . . . . . . . . . .              2,643    $    2,061,540

                                                                                                                  _____________

               Entertainment--5.7%  Paxson Communications,

                                        Cum., $132.50  . . . . . . . . . . . . . . . . . .              5,750 (c)     5,290,000

                                    Paxson Communications,

                                        Cum. Conv., $975 . . . . . . . . . . . . . . . . .                206 (c)     2,059,000

                                                                                                                  _____________

                                                                                                                      7,349,000

                                                                                                                  _____________

                    Packaging--.5%  SF Holdings Group,

                                        Cum., $137.50 (Units)  . . . . . . . . . . . . . .              1,067 (b,c)     688,215

                                                                                                                  _____________

                  Publishing--3.8%  Day International Group,

                                        Cum., $122.50  . . . . . . . . . . . . . . . . . .              5,310 (c)     4,964,850

                                                                                                                  _____________

                Supermarkets--2.1%  Supermarkets General,

                                        Cum., $3.52  . . . . . . . . . . . . . . . . . . .             96,000         2,748,000

                                                                                                                  _____________

          Telecommunications--4.9%  Concentric Network,

                                        Cum. Conv., $135 . . . . . . . . . . . . . . . . .              3,103         2,327,250

                                    Hyperion Telecommunications,

                                        Ser. B, Cum., $128.75  . . . . . . . . . . . . . .              1,136           710,000

                                    WinStar Communications,

                                        Cum., Ser. C, $142.50  . . . . . . . . . . . . . .              5,000         3,400,000

                                                                                                                  _____________

                                                                                                                      6,437,250

                                                                                                                  _____________

                                    TOTAL PREFERRED STOCKS . . . . . . . . . . . . . . . .                           34,986,195

                                                                                                                  _____________

Warrants--1.7%

                   Automotive--.0%  Glasstech  . . . . . . . . . . . . . . . . . . . . . .              2,000 (f)         2,500

                                                                                                                  _____________

                 Broadcasting--.5%  Spanish Broadcasting System  . . . . . . . . . . . . .              3,000 (c,f)     615,000

                                                                                                                  _____________

                        Cable--.1%  Pegasus Media & Communications . . . . . . . . . . . .              5,000 (f)       162,500

                                                                                                                  _____________

                      Consumer-.0%  Discovery Zone . . . . . . . . . . . . . . . . . . . .              4,500 (f)            45

                                                                                                                  _____________

                 Supermarkets--.0%  Electronic Retailing Systems . . . . . . . . . . . . .              1,250 (f)         6,250

                                                                                                                  _____________

           Telecommunications--.6%  Advanced Radio Telecom . . . . . . . . . . . . . . . .             30,000 (f)       199,800

                                    Concentric Network . . . . . . . . . . . . . . . . . .              5,850 (f)       410,231

                                    Hyperion Telecommunications  . . . . . . . . . . . . .              1,000 (f)        53,496

                                    MGC Communications . . . . . . . . . . . . . . . . . .              3,000 (f)       131,190

                                    RSL Communications . . . . . . . . . . . . . . . . . .                880 (f)        88,110

                                                                                                                  _____________

                                                                                                                        882,827

                                                                                                                _____________

               Transportation--.0%  Golden Ocean Group . . . . . . . . . . . . . . . . . .              3,000 (f)        15,375

                                    HighwayMaster Communications . . . . . . . . . . . . .              4,000 (f)           140

                                                                                                                  _____________

                                                                                                                         15,515

                                                                                                                  _____________



DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Equity Related Securities (continued)                                                           Shares                Value
-------------------------------------------------------
                                                                                           ______________        ______________

Warrants (continued)

         Wireless

               Communications--.5%  American Mobile Satellite  . . . . . . . . . . . . . .              2,500 (f)  $     12,088

                                    Comunicacion Celular . . . . . . . . . . . . . . . . .              1,000 (f)        60,125

                                    Iridium    . . . . . . . . . . . . . . . . . . . . . .              1,000 (f)       140,125

                                    Microcell Telecommunications . . . . . . . . . . . . .             16,000 (f)       290,000

                                    Occidente y Caribe Celular . . . . . . . . . . . . . .              7,640 (f)       130,835

                                                                                                                  _____________

                                                                                                                        633,173

                                                                                                                  _____________

                                    TOTAL WARRANTS . . . . . . . . . . . . . . . . . . . .                            2,317,810

                                                                                                                  _____________

                                    TOTAL EQUITY-RELATED SECURITIES

                                        (cost $40,473,677) . . . . . . . . . . . . . . . .                        $  37,304,005

                                                                                                                  _____________


TOTAL INVESTMENTS (cost $176,436,316). . . . . . . . . . . . . . . . . . . . . . . . . . .             103.1%      $134,270,478

                                                                                                      _______     _____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .             (3.1)%    $   (4,046,421)
                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $130,224,057
                                                                                                      _______     _____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Zero coupon until year shown at which time a stated coupon rate becomes effective.

(b) With warrants to purchase common stock.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, these securities amounted to $38,261,625 or 29.4% of net assets.

(d) Variable rate security--interest rate subject to periodic change.

(e) Non-income producing--security in default.

(f) Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $176,436,316      $134,270,478

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              536,408

                                 Dividends and interest receivable . . . . . . . . . . . .                            3,914,298

                                 Receivable for investment securities sold . . . . . . . .                              506,425

                                 Receivable for shares of Beneficial Interest subscribed . .                            116,652

                                 Prepaid expenses and other assets . . . . . . . . . . . .                               18,154

                                                                                                                  _____________

                                                                                                                    139,362,415

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               84,877

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               30,150

                                 Bank loans payable--Note 2  . . . . . . . . . . . . . . .                            8,500,000

                                 Payable for shares of Beneficial Interest redeemed  . . .                              387,832

                                 Interest payable--Note 2  . . . . . . . . . . . . . . . .                               80,652

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               54,847

                                                                                                                  _____________

                                                                                                                      9,138,358

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $130,224,057

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $177,028,083

                                 Accumulated undistributed investment income--net  . . . .                            2,662,442

                                 Accumulated net realized gain (loss) on investments . . .                           (7,300,630)

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4(b) . . . . . . . . . . . . . . .                          (42,165,838)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $130,224,057

                                                                                                                  _____________


SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                           11,769,174

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $11.06

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . . . . . .       $ 19,189,873

                                 Cash dividends  . . . . . . . . . . . . . . . . . . . . .          2,883,312

                                                                                                 ____________

                                    Total Income . . . . . . . . . . . . . . . . . . . . .                          $22,073,185

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .          1,188,069

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            556,821

                                 Interest expense--Note 2  . . . . . . . . . . . . . . . .            276,166

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             64,628

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             44,754

                                 Prospectus and shareholders' reports  . . . . . . . . . .             35,190

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .             14,662

                                 Trustees' fees and expenses--Note 3(c)  . . . . . . . . .             10,962

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .             13,696

                                                                                                 ____________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                            2,204,948

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           19,868,237

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .      $  (7,282,385)

                                 Net unrealized appreciation (depreciation) on investments . .    (46,390,352)

                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                          (53,672,737)

                                                                                                                   ____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                         $(33,804,500)

                                                                                                                   ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Year Ended           Year Ended
                                                                                        October 31, 1998     October 31, 1997*
                                                                                        ________________     ________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $  19,868,237        $    7,668,676

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .              (7,282,385)               64,049

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .             (46,390,352)            3,314,766

                                                                                           _____________         _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . .             (33,804,500)           11,047,491

                                                                                           _____________         _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (19,328,799)           (6,607,356)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . .                (141,121)             (539,351)

                                                                                           _____________         _____________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (19,469,920)           (7,146,707)

                                                                                           _____________         _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .             190,636,895           157,007,092

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              13,452,641             5,302,674

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .            (141,818,296)          (70,647,404)

  Redemption fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 409,632               397,609

                                                                                           _____________         _____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions  . .              62,680,872            92,059,971

                                                                                           _____________         _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . .               9,406,452            95,960,755

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             120,817,605            24,856,850

                                                                                           _____________         _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $130,224,057          $120,817,605

                                                                                           _____________         _____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . .          $    2,662,442        $    1,315,763

                                                                                           _____________         _____________

                                                                                              Shares               Shares

                                                                                           _____________         _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              12,746,280            10,939,518

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .                 957,437              378, 089

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (10,120,402)           (4,928,619)

                                                                                           _____________         _____________

  Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . .               3,583,315             6,388,988
                                                                                           _____________         _____________
------------------------

*  Restated to conform to current year presentation.

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                       Year Ended October 31,

                                                        ________________________


PER SHARE DATA:                                                                                 1998        1997(1)      1996(2)
                                                                                               ______       ______       ______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . .         $14.76       $13.83       $12.50
                                                                                               ______       ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1.55         1.58          .69

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (3.69)        1.05         1.19
                                                                                               ______       ______       ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . . .          (2.14)        2.63         1.88
                                                                                               ______       ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . . . . .          (1.57)       (1.56)        (.55)

   Dividends from net realized gain on investments . . . . . . . . . . . . . . . . . .           (.02)        (.23)          --
                                                                                               ______       ______       ______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (1.59)       (1.79)        (.55)
                                                                                               ______       ______       ______

   Redemption fees added to paid-in capital  . . . . . . . . . . . . . . . . . . . . .            .03(3)       .09(3)        --
                                                                                               ______       ______       ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . .         $11.06       $14.76       $13.83
                                                                                               ______       ______       ______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (16.28%)      21.13%       25.14%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . . . . . . . . . . . . . . .           1.06%         .71%         .02%(4)

   Ratio of interest expense to average net assets . . . . . . . . . . . . . . . . . .            .15%         .34%         .27%(4)

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10.87%       11.72%       11.33%(4)

   Decrease reflected in above expense ratios

       due to undertakings by the Manager  . . . . . . . . . . . . . . . . . . . . . .             --          .43%        1.55%(4)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         117.34%      252.50%      233.62%(5)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . .       $130,224     $120,818      $24,857
-----------------------------

(1)  Restated to conform to current year presentation.

(2)  From March 25, 1996 (commencement of operations) to October 31, 1996.

(3)  Based on average shares outstanding at each month end.

(4)  Annualized.

(5)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus High Yield Securities Fund (the "Fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering six series, including the Fund. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   On August 5, 1998, the Company's Board of Trustees approved a change of the Company' s name from "Dreyfus Income Funds" to "Dreyfus Debt and Equity Funds". This change became effective on August 13, 1998.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized
cost,    which    approximates    value.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $10,517 during the period ended October 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund has an unused capital loss carryover of approximately $7,297,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

During the period ended October 31, 1998, the Fund reclassified $807,241 from paid-in capital to accumulated investment income. Net assets were not affected by this reclassification.

NOTE 2--BANK LINES OF CREDIT:

   The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding under both arrangements during the period ended
October 31, 1998 was approximately $4,668,900, with a related weighted average annualized interest rate of 5.91%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 . 65 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, the Fund was charged $456,950 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $50,112 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended October 31, 1998, the Fund was charged $14,662 pursuant to the custody agreement.

   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the redemption or exchange occurs within a six-month period following the date of issuance.

DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

   The   aggregate  amount  of  purchases  and  sales  (including  paydowns)  of investment securities, excluding short-term securities, during the period ended October 31, 1998, amounted to $272,838,389 and $211,818,436, respectively.

   At October 31, 1998, accumulated net unrealized depreciation on investments was $42,165,838, consisting of $3,162,067 gross unrealized appreciation and $45,327,905 gross unrealized depreciation.

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS HIGH YIELD SECURITIES FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS HIGH YIELD SECURITIES FUND

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus High Yield Securities Fund (one of the Funds constituting Dreyfus Debt and Equity Funds) as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Dreyfus High Yield Securities Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

December 17, 1998

IMPORTANT TAX INFORMATION (UNAUDITED)

   For Federal tax purposes, the Fund hereby designates $.008 per share as a long-term capital gain distribution of the $.4555 per share paid on December 19, 1997.

   The Fund also designates 13.49% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.

                                   (reg.tm)

                                   (reg.tm)

DREYFUS HIGH YIELD SECURITIES FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                             043AR9810

High Yield

Securities Fund

Annual Report

October 31, 1998

------------------------------------------------------------------------------




DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to provide you with this report for Dreyfus Short Term High Yield Fund for the 12-month period ended October 31, 1998. During this period, your Fund produced a total return, including share price changes and dividend income generated, of -2.18%.* Income dividends paid from net investment income during the period amounted to approximately $1.215 per share, representing a distribution rate per share of 10.52%.**

ECONOMIC REVIEW

   So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

   A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term U.S. Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

   The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

   The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

   Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (a U.S. hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil, and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

   After a strong rally following the Asian crisis induced selloff in October 1997, this past summer saw the high-yield market drop to depths not seen since 1990. Spreads to U.S. Treasuries for the major high-yield indices widened to over 700 basis points. Liquidity in the high-yield market dried up as distressed sellers of high-yield bonds found few bidders, even at increasingly lower prices. The level of illiquidity in the high yield bond markets over August, September and October 1998 was unprecedented in market history, and resulted in a dramatic across-the-board drop in high yield bond prices.

 The principal cause of this was an acute case of risk aversion among investors, brought about by negative developments in the global economy. It manifested itself in a "flight to quality" as U.S. Treasuries rallied, and most other kinds of credit risk-related securities declined in price and lost their liquidity. Among the hardest hit were small-cap and foreign equities, and emerging market, high yield, and mortgage-related fixed income securities. Among high yield, the relatively lower quality bonds (those with "B" and "CCC" credit quality) , significantly underperformed higher quality high yield bonds ("BB" credit rating).

   The primary catalyst for the market swoon was the collapse of the Russian financial system, but its roots were deep in the Asian economic crisis. Domestic recessions and currency devaluations in key Asian countries were expected to cause lower demand for capital goods and lower world wide price levels for manufacturing-related items ranging from raw commodities to high-end consumer items. Fears of resulting deflation were a key ingredient of a global credit crunch that developed this past summer. It is this credit crunch that hit the high-yield market the hardest.

 Fundamentally, very little was wrong as far as "credit quality" issues with the high-yield market as bankruptcy rates continued at the relatively low levels of recent years. In fact, many high-yield issuers are meeting or exceeding their business plans. What became overwhelmingly bearish this past summer were technical factors primarily centered around the credit crunch. Many high-yield companies are growing, especially in telecommunications, and require ready access to harder-to-get credit. On the trading side, the credit crunch caused the major broker-dealers to reduce their commitments to trading capital, as well as their financing of leveraged investment vehicles, hedge funds in particular. Concurrently, bond and stock mutual funds were facing significant redemptions, especially beginning in August 1998. The result of all this was an acute imbalance of selling over a short period of time this past summer. Prices for high yield bonds dropped in a vacuum as hedge funds, broker-dealers and mutual funds all tried to sell simultaneously. Those investors with cash sat on the sidelines expecting bond prices to fall further.

 With most technical perturbations there historically has been usually a corresponding snap back to the mean. In times of financial stress, the high-yield market tends to behave in line with the equity markets, but over a longer time horizon the Treasury market is generally considered to have an equal influence. Unlike equities, high yield bonds offer big coupons for investors, and the cash flow from those coupons has some value regardless of changes in credit assumptions. In fact, the high-yield market has begun to rebound: 1) money has begun flowing back into high-yield mutual funds; 2) liquidity is returning, albeit not yet at the levels seen earlier this year; 3) fears of worldwide economic troubles have waned; and 4) issuers are able to get new deals priced. Factors influencing this new level of liquidity are the rebound in the equity markets and the general perception that the domestic economy is still strong despite a slowdown in the manufacturing sector. However, in this situation, the time horizon for a potentially complete snapback will take significantly longer than the historically dramatic price drops that occurred.

   Key foreign markets appear to have pulled out of their nosedives and reached some sort of bottom. The recent IMF package for Brazil and actions by the Japanese government to shore up its banking system have positively influenced investor sentiment. However, the U.S. economy is not an island in a sea of global economic uncertainty. It is too early to tell if the world economic picture has reached bottom. Commodities have dropped to the lowest levels in recent history. Deflation remains a worrisome risk. We must continue to monitor events in Brazil and Japan. The world has a long way to go to get back to where it was earlier this year.

PORTFOLIO FOCUS

   The Dreyfus Short Term High Yield Fund performed better than the average high-yield fund for the year ended October 31, 1998. *** (Because of the relatively unique nature of the Fund, the major reporting agencies (e.g., Lipper) report the Fund in a category with "long-term" high yield bond funds). The main reason is that its limits on effective maturity and duration made the Fund less vulnerable to the recent meltdown in the high-yield market. In fact, the results would have been better if not for a few poor issue selections.

     The average effective maturity and duration of the Fund must be three years or less. The primary goal of the Fund is to produce high current income with the lower interest rate and credit risk theoretically afforded by a shorter time horizon on the investments. This concept is designed with an aim to lower volatility in total return induced by changes in interest rates or major market movements.

   During the high-yield upheaval experienced during the third quarter and October of 1998, U.S. Treasuries rallied during this period as risk-related securities suffered price declines. Since the risk selloff was almost universal, essentially all high-yield securities, regardless of maturity, suffered to some degree. This negatively affected the Fund's NAV (net asset value) during the period. In addition, several issues held by the Fund performed worse than expected. These include Discovery Zone, ICF Kaiser International, Texfi Industries and ValuJet. Of this group, Discovery Zone is expected to have the most significant long-term impairment.

 Overall, the Fund is well positioned to benefit from the current snapback of the high-yield market. The easing of the credit crunch combined with the rally in the equity market have allowed high-yield issuers to again consider refinancing their high coupon debt to the extent possible. This more favorable refinancing climate and the fact that its investments tend to be in more liquid high-yield issues bode well for the Fund in the current high-yield market rally. Of course, the Fund's actual results will depend on the length of the high yield market' s recovery, and whether our issue selection can take advantage of any such rebound.

     The worldwide economic picture remains uncertain. Fears of deflation remain one of the worst threats facing the high-yield market. The Dreyfus Short Term High Yield Fund is managed in an effort to provide high current income with less exposure to market-moving events.

           Very truly yours,

         [Roger King signature logo]

           Roger King

           Portfolio Manager

November 16, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**Distribution rate per share is based upon dividends per share declared from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

***The Dreyfus Short Term High Yield Fund produced a total return of -2.18% for the 1-year period ending October 31, 1998, and the average total return for the Lipper high current yield category was -3.40% for the same period.

DREYFUS SHORT TERM HIGH YIELD FUND                           OCTOBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SHORT TERM HIGH
 YIELD FUND WITH THE MERRILL LYNCH HIGH YIELD MASTER II INDEX AND A CUSTOMIZED
                         LIMITED TERM HIGH YIELD INDEX
[Exhibit A:
                                    Dollars

$11,790

Merrill Lynch High Yield Master II Index*

$11,716

Customized Limited Term High Yield Index*

$11,488

Dreyfus Short Term  High Yield Fund

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]

Average Annual Total Returns
--------------------------------------------------------------------------------

           One Year Ended                     From Inception (8/16/96)

          October 31, 1998                       to October 31, 1998




               (2.18)%                                  6.48%
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Short Term High Yield Fund on 8/16/96 (Inception Date) to a $10,000 investment made on that date in the Merrill Lynch High Yield Master II Index (the "Merrill Index"), as well as to a customized "Limited Term High Yield Index" which has been constructed by The Dreyfus Corporation, each of which is described below. The Customized Limited Term High Yield Index has been used by the Fund's portfolio manager since the Fund's inception as a benchmark in managing the Fund, because of the unique nature of the Fund and the lack of a representative broad-based shorter-term high yield securities index. For comparative purposes, the value of each Index on 8/31/96 is used as the beginning value on 8/16/96. All dividends and capital gain distributions are reinvested. The Customized Limited Term High Yield Index is calculated on a year-to-year basis.

The Fund seeks to achieve its objective by investing in high yield securities, and by maintaining an average effective portfolio maturity and average duration of three years or less. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Merrill Index is a market capitalization weighted index including all domestic and Yankee high-yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity. Both interest and price changes are calculated daily based on an accrued schedule and trader pricing. The Customized Limited Term High Yield Index is composed of four subindices of the Merrill Index. These subindices, blended and market weighted, are (i) BB-rated, 1-3 years, (ii) B-rated 1-3 years, (iii) BB-rated 3-5 years, and (iv) B-rated 3-5 years. Unlike the Customized Limited Term High Yield Index, which is composed of bonds rated no lower than "B," the Fund can invest in bonds with lower credit ratings than "B" and as low as "D". The Merrill Index includes "C"-rated bonds. Neither Index takes into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                                                Principal
Bonds and Notes--97.8%                                                                           Amount              Value
------------------------------------------------------
                                                                                             _____________        _____________
        Aircraft & Aerospace--2.7%  AM General,

                                        Sr. Notes, Ser. B, 12.875%, 2002 . . . . . . . .    $    2,000,000       $    1,810,000

                                    Aircraft Lease Portfolio Securitisation 96-1,

                                        Pass Through Trust, Ctfs.,

                                        Cl. D, 12.75%, 2006  . . . . . . . . . . . . . .           570,053              541,550

                                    America West Airlines Pass Through Trust,

                                        Pass Through Ctfs., Ser. 1996-1,

                                        Cl. D, 8.16%, 2002 . . . . . . . . . . . . . . .           443,680              448,142

                                    Burke Industries,

                                        Sr. Notes, 9.719%, 2007  . . . . . . . . . . . .         2,000,000 (a)        1,895,000

                                                                                                                  _____________

                                                                                                                      4,694,692

                                                                                                                  _____________

                  Automotive--1.7%  Aetna Industries,

                                        Sr. Notes, 11.875%, 2006 . . . . . . . . . . . .         3,000,000            3,045,000

                                                                                                                  _____________

                Broadcasting--4.2%  Azteca Holdings, S.A. de C.V.,

                                        Sr. Secured Notes, 11%, 2002 . . . . . . . . . .         2,500,000            1,762,500

                                    Paxson Communications,

                                        Sr. Sub. Notes, 11.625%, 2002  . . . . . . . . .         4,000,000            3,940,000

                                    Univision Network Holding,

                                        Sub. Notes, 7%, 2002 . . . . . . . . . . . . . .         2,550,575            1,725,000

                                                                                                                  _____________

                                                                                                                      7,427,500

                                                                                                                  _____________

           Building Materials--.7%  ICF Kaiser International,

                                        Sr. Sub. Notes, 13%, 2003  . . . . . . . . . . .         3,000,000            1,245,000

                                                                                                                  _____________

           Cable Television--10.3%  Adelphia Communications,

                                        Sr. Notes, Ser. B, 10.25%, 2000  . . . . . . . .           600,000              615,000

                                    Diamond Cable Communications,

                                        Sr. Discount Notes:

                                           Zero Coupon, 1999 . . . . . . . . . . . . . .         4,500,000 (b)        4,185,000

                                           Zero Coupon, 2000 . . . . . . . . . . . . . .         2,000,000 (b)        1,510,000

                                    Digital Television Service/Capital,

                                        Secured Sr. Sub. Notes, 12.50%, 2007 . . . . . .         2,000,000            2,095,000

                                    Echostar Satellite Broadcast,

                                        Sr. Discount Notes, Zero Coupon, 2000  . . . . .         2,000,000 (b)        1,730,000

                                    Galaxy Telecom,

                                        Sr. Sub. Notes, 12.375%, 2005  . . . . . . . . .         1,000,000            1,075,000

                                    Kabelmedia Holdings GMBH,

                                        Sr. Discount Notes, Zero Coupon, 2001  . . . . .         2,000,000 (b)        1,530,000

                                    Marcus Cable,

                                        Sr. Notes, 11.875%, 2005 . . . . . . . . . . . .         2,000,000            2,130,000

                                    Net Sat Servicos,

                                        Sr. Secured Notes, 12.75%, 2001  . . . . . . . .           500,000 (c)          310,000

                                    Pegasus Media & Communications,

                                        Sr. Sub. Notes, Ser. B, 12.50%, 2005 . . . . . .         2,775,000            2,983,125

                                                                                                                  _____________

                                                                                                                     18,163,125

                                                                                                                  _____________



DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                              Principal
Bonds and Notes (continued)                                                                     Amount               Value
------------------------------------------------------
                                                                                            _____________         _____________

Commercial Mortgage

          Pass-Through Ctfs.--1.0%  Nomura Depositor Trust ST IA,

                                        Ser. 1998 ST I, Cl. B-2, 9.84%, 2003 . . . . . .   $....2,000,000 (a,d)  $    1,733,438

                                                                                                                  _____________

                    Consumer--3.3%  BPC Holding,

                                        Sr. Secured Notes, 12.50%, 2006  . . . . . . . .           350,000              350,875

                                    Hosiery Corp. of America,

                                        Sr. Sub. Exchange Notes, 13.75%, 2002  . . . . .         2,500,000            2,587,500

                                    Sharp Do Brazil,

                                        Medium-Term Notes, 9.625%, 2000  . . . . . . . .         1,000,000 (e)          662,500

                                    Signature Brands,

                                        Gtd. Sr. Sub. Notes, 13%, 2002 (Units) . . . . .           750,000 (f)          843,750

                                    Sweetheart Cup,

                                        Gtd. Sr. Notes, 9.625%, 2000 . . . . . . . . . .         1,500,000            1,372,500

                                                                                                                  _____________

                                                                                                                      5,817,125

                                                                                                                  _____________

                      Energy--7.9%  Clark USA,

                                        Sr. Notes, Ser. B, 10.875%, 2005 . . . . . . . .         2,000,000            1,810,000

                                    DeepTech International,

                                        Sr. Secured Notes, 11%, 2000 . . . . . . . . . .         4,500,000 (d)        4,556,250

                                    Gerrity Oil & Gas,

                                        Sr. Sub. Notes, 11.75%, 2004 . . . . . . . . . .           544,000              546,720

                                    Kelly Oil & Gas:

                                        Conv. Deb., 8.50%, 2000  . . . . . . . . . . . .         2,370,000            2,002,650

                                        Conv. Sub. Notes, 7.875%, 1999 . . . . . . . . .         1,699,000            1,662,896

                                    Reading & Bates,

                                        Conv. Deb., 4.878%, 1998 . . . . . . . . . . . .            98,400               97,200

                                    Rutherford-Moran Oil,

                                        Sr. Sub. Notes, 10.75%, 2004 . . . . . . . . . .         3,825,000            3,299,062

                                                                                                                  _____________

                                                                                                                     13,974,778

                                                                                                                  _____________

               Entertainment--5.7%  American Skiing,

                                        Sr. Sub. Notes, 12%, 2006  . . . . . . . . . . .         4,000,000            4,100,000

                                    Intermedia Communications,

                                        Sr. Discount Notes, Zero Coupon, 2001  . . . . .         1,500,000 (b)        1,147,500

                                    Premier Parks,

                                        Gtd. Sr. Notes, Ser. A, 12%, 2003  . . . . . . .         1,160,000            1,247,000

                                    United Artists Theatres,

                                        Floating Rate Sr. Sub. Notes, 9.75%, 2007  . . .         4,000,000 (a)        3,650,000

                                                                                                                  _____________

                                                                                                                     10,144,500

                                                                                                                  _____________

      Financial/Asset-Backed--1.3%  Commercial Loan Funding Trust I,

                                        Floating Rate Sub. Notes, Cl. D1, 18%, 2005

                                        (Interest Only Obligation) . . . . . . . . . . .         1,500,000 (a,g,h)      450,000

                                    Imperial Credit Capital Trust I,

                                        Remarketed Par Securities, Ser. A, 10.25%, 2002  .       2,000,000            1,892,094

                                                                                                                  _____________

                                                                                                                      2,342,094

                                                                                                                  _____________



DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                Principal
Bonds and Notes (continued)                                                                      Amount               Value
------------------------------------------------------
                                                                                             _____________        _____________

         Foods and Beverages--3.0%  Envirodyne Industries:

                                        First Priority Sr. Secured Notes, Ser. B, 12%, 2000  .   $.683,000      $       681,292

                                        Sr. Notes, 10.25%, 2001  . . . . . . . . . . . .         2,000,000            1,870,000

                                    RC/Arbys,

                                        Gtd. Sr. Notes, 9.75%, 2000  . . . . . . . . . .         2,686,000            2,645,710

                                                                                                                  _____________

                                                                                                                      5,197,002

                                                                                                                  _____________

             Forest Products--3.5%  Maxxam Group Holdings,

                                        Sr. Secured Notes, 12%, 2003 . . . . . . . . . .         6,110,000            6,201,650

                                                                                                                  _____________

                      Gaming--2.7%  Hollywood Casino,

                                        Sr. Notes, 12.75%, 2003  . . . . . . . . . . . .         3,235,000            3,251,175

                                    Waterford Gaming, L.L.C./Finance,

                                        Sr. Notes, 12.75%, 2003  . . . . . . . . . . . .         1,419,000            1,511,235

                                                                                                                  _____________

                                                                                                                      4,762,410

                                                                                                                  _____________

                   Healthcare--.7%  Eye Care Centers of America,

                                        Floating Interest Rate Sub. Term Securities,

                                        9.73%, 2008  . . . . . . . . . . . . . . . . . .         1,500,000 (a,d)      1,237,500

                                                                                                                  _____________

                 Homebuilding--.6%  KHE Finance

                                        (Gtd. by Hovnanian Enterprises),

                                        Sr. Sub. Notes, 11.25%, 2002 . . . . . . . . . .         1,000,000            1,000,000

                                                                                                                  _____________

                  Industrial--5.7%  Applied Extrusion Technology,

                                        Sr. Notes, Ser. B, 11.50%, 2002  . . . . . . . .         3,500,000            3,473,750

                                    HCC Industries,

                                        Sr. Sub. Notes, 10.75%, 2007 . . . . . . . . . .         1,250,000            1,181,250

                                    Interlake,

                                        Sr. Notes, 12%, 2001 . . . . . . . . . . . . . .         1,000,000            1,005,000

                                    Stone Container:

                                        Sr. Notes, 11.875%, 1998 . . . . . . . . . . . .         1,000,000            1,005,000

                                        Sr. Sub. Deb., 12.25%, 2002  . . . . . . . . . .         2,000,000            1,830,000

                                        Sr. Sub. Notes, 11%, 1999  . . . . . . . . . . .           350,000              349,125

                                    Vicap, S.A. de C.V.,

                                        Gtd. Sr. Notes, 10.25%, 2002 . . . . . . . . . .         1,500,000 (d)        1,207,500

                                                                                                                  _____________

                                                                                                                     10,051,625

                                                                                                                  _____________

                 Leisure Time--.5%  Discovery Zone:

                                        Sr. Secured Notes, 13.50%, 2002  . . . . . . . .         1,000,000              585,000

                                        Sr. Secured Notes, 13.50%, 2002 (Units)  . . . .           300,000 (f)          301,500

                                                                                                                  _____________

                                                                                                                        886,500

                                                                                                                  _____________

                      Metals--6.2%  Doe Run Resources,

                                        Sr. Sub. Notes, 11.696%, 2003  . . . . . . . . .         2,000,000 (a)        1,510,000

                                    Kaiser Aluminum & Chemical,

                                        Gtd. Sr. Notes, 9.875%, 2002 . . . . . . . . . .         3,000,000            2,910,000



DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                Principal
Bonds and Notes (continued)                                                                      Amount               Value
------------------------------------------------------
                                                                                             _____________        _____________

                 Metals (continued) Renco Metals,

                                        Sr. Notes, 11.50%, 2003  . . . . . . . . . . . .    $....4,500,000       $    4,455,000

                                    Republic Engineered Steels,

                                        First Mortgage Notes, 9.875%, 2001 . . . . . . .         2,175,000            2,120,625

                                                                                                                  _____________

                                                                                                                     10,995,625

                                                                                                                  _____________

                  Publishing--1.2%  American Media Operations,

                                        Sr. Sub. Notes, 11.625%, 2004  . . . . . . . . .         2,000,000            2,050,000

                                                                                                                  _____________

                 Real Estate--1.7%  Rockefeller Center Properties,

                                        Conv. Deb., Zero Coupon, 2000  . . . . . . . . .         4,000,000            3,020,000

                                                                                                                  _____________

                      Retail--2.7%  Cafeteria Operators,

                                        (Gtd. by Furrs/Bishops Specialty Group),

                                        Sr. Secured Notes, 12%, 2001 . . . . . . . . . .         1,000,000              947,500

                                    Corporate Express,

                                        Conv. Notes, 4.50%, 2000 . . . . . . . . . . . .         4,185,000            3,714,188

                                                                                                                  _____________

                                                                                                                      4,661,688

                                                                                                                  _____________

                  Technology--2.3%  Lam Research,

                                        Conv. Sub. Notes, 5%, 2002 . . . . . . . . . . .         1,500,000            1,181,250

                                    The Learning Company,

                                        Conv. Sr. Notes, 5.50%, 2000 . . . . . . . . . .         3,000,000            2,876,250

                                                                                                                  _____________

                                                                                                                      4,057,500

                                                                                                                  _____________

          Telecommunications--2.0%  Call-Net Enterprises,

                                        Sr. Discount Notes, Zero Coupon, 1999  . . . . .         3,000,000 (b)        2,805,000

                                    GST USA,

                                        Sr. Discount Notes, Zero Coupon, 2000  . . . . .         1,000,000 (b)          645,000

                                                                                                                  _____________

                                                                                                                      3,450,000

                                                                                                                  _____________

                    Textiles--2.8%  Sassco Fashions,

                                        Notes, 12.75%, 2004  . . . . . . . . . . . . . .         3,317,519            3,284,344

                                    Texfi Industries,

                                        Sr. Sub. Deb., 8.75%, 1999 . . . . . . . . . . .         2,500,000            1,637,500

                                                                                                                  _____________

                                                                                                                      4,921,844

                                                                                                                  _____________

              Transportation--9.4%  Eletson Holdings,

                                        First Preferred Ship Mortgage Notes, 9.25%, 2003 . .       850,000              811,750

                                    MTL,

                                        Floating Interest Rate Sub. Term Securities,
                                        10.50%, 2006 . . . . . . . . . . . . . . . . . .         3,000,000 (a,d)      2,910,000

                                    Moran Transportation,

                                        First Preferred Ship Mortgage Notes, 11.75%, 2004  .     3,350,000            3,542,625

                                    OMI,

                                        Sr. Notes, 10.25%, 2003  . . . . . . . . . . . .         2,000,000            2,025,000

                                    Petro Stopping Centers/Financial,

                                        Sr. Notes, 10.50%, 2007  . . . . . . . . . . . .         2,000,000            1,970,000

                                    Union Pacific,

                                        Sub. Deb., 5.50%, 2033 . . . . . . . . . . . . .         3,068,000            2,648,314



DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                               Principal
Bonds and Notes (continued)                                                                      Amount               Value
------------------------------------------------------
                                                                                             _____________        _____________

Transportation (continued)  ValuJet,

                                        Sr. Notes, 10.25%, 2001  . . . . . . . . . . . .    $....3,950,000       $    2,745,250

                                                                                                                  _____________

                                                                                                                     16,652,939

                                                                                                                  _____________

                    Utilities--.2%  Hidroelectric Piedra Aguila,

                                        Medium-Term Notes, 10.625%, 2001 . . . . . . . .           500,000              423,750

                                                                                                                  _____________

    Wireless Communications--13.8%  Clearnet Communications,

                                        Sr. Discount Notes, Zero Coupon, 2000  . . . . .         2,000,000 (b)        1,600,000

                                    Comunicacion Celular,

                                        Sr. Discount Notes, Zero Coupon, 2000  . . . . .         2,500,000 (b)        1,643,750

                                    Dial Call Communications,

                                        Sr. Discount Notes, Zero Coupon, 1998  . . . . .         2,000,000 (b)        1,925,000

                                    Microcell Telecommunications,

                                        Sr. Discount Notes, Zero Coupon, 2001  . . . . .         5,000,000 (b)        3,225,000

                                    Occidente y Caribe Celular,

                                        Sr. Discount Notes, Zero Coupon, 2001  . . . . .         5,000,000 (b)        3,450,000

                                    Orion Network Systems,

                                        Sr. Discount Notes, Zero Coupon, 2002  . . . . .         7,000,000 (b)        4,165,000

                                    Pagemart Nationwide,

                                        Sr. Discount Notes, Zero Coupon, 2000  . . . . .         2,495,000 (b)        2,158,175

                                    WinStar Communications,

                                        Sr. Discount Notes, Zero Coupon, 2000  . . . . .         8,600,000 (b)        6,278,000

                                                                                                                  _____________

                                                                                                                     24,444,925

                                                                                                                  _____________

                                    TOTAL BONDS AND NOTES

                                        (cost $194,568,047)  . . . . . . . . . . . . . .                           $172,602,210

                                                                                                                  _____________


Equity-Related Securities--1.0%                                                                  Shares
------------------------------------------------------------------------------------

                                                                                             _____________

Common Stocks--0.0%

                         Consumer;  Sun International Hotels . . . . . . . . . . . . . .                198 (i)  $        7,920

                                                                                                                  _____________

Preferred Stocks--1.0%

    Broadcasting--.7% Spanish Broadcasting System,

                                        Cum., $142.50  . . . . . . . . . . . . . . . . .              1,147 (d)       1,129,795

                                                                                                                  _____________



DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Equity Related Securities (continued)                                                             Shares              Value
------------------------------------------------------
                                                                                              _____________       _____________

Cable Television--.1% Time Warner,

                                        Cum., Ser. K, $102.50  . . . . . . . . . . . . .                156             173,550

                                                                                                                  _____________

                       Energy--.2%  Kelly Oil & Gas,

                                        Conv. Cum., $2.625 . . . . . . . . . . . . . . .             34,700             433,750

                                                                                                                  _____________

                                    TOTAL PREFERRED STOCKS . . . . . . . . . . . . . . .                              1,737,095

                                                                                                                  _____________

Warrants--.0%

                 Leisure Time--.0%  Discovery Zone . . . . . . . . . . . . . . . . . . .              1,000 (i)  $           10

           Telecommunications--.0%  Comunicacion Celular . . . . . . . . . . . . . . . .              1,500 (i)          90,188

                                                                                                                  _____________

                                    TOTAL WARRANTS . . . . . . . . . . . . . . . . . . .                                 90,198

                                                                                                                  _____________

                                    TOTAL EQUITY-RELATED SECURITIES
                                        (cost $2,446,234)  . . . . . . . . . .                                   $    1,835,213
                                                                                                                  _____________


TOTAL INVESTMENTS (cost $197,014,281). . . . . . . . . . . . . . . . . . . . . . . . . .              98.8%        $174,437,423

                                                                                                    _______       _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.2%      $    2,040,472
                                                                                                    _______       _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%        $176,477,895
                                                                                                    _______       _____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Variable rate security--interest rate subject to periodic change.

(b) Zero coupon until year shown at which time a stated coupon rate becomes effective.

(c) Reflects date security can be redeemed at holders' option; the stated maturity date is 8/5/2004.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, these securities amounted to $12,774,483 or 7.2% of net assets.

(e) Reflects date security can be redeemed at holders' option; the stated maturity date is 10/30/2005.

(f)  With warrants to purchase common stock.

(g)  Notional face amount shown.

(h)  Non-income producing--security in default.

(i)  Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $197,014,281      $174,437,423

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              260,244

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            3,865,359

                                 Receivable for investment securities sold . . . . . . . .                            3,648,722

                                 Receivable for shares of Beneficial Interest subscribed . .                            131,251

                                 Prepaid expenses and other assets . . . . . . . . . . . .                               22,718

                                                                                                                  _____________

                                                                                                                    182,365,717

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              106,089

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               37,303

                                 Bank loan payable--Note 2 . . . . . . . . . . . . . . . .                            3,665,000

                                 Payable for investment securities purchased . . . . . . .                            1,671,753

                                 Payable for shares of Beneficial Interest redeemed  . . .                              298,739

                                 Interest payable--Note 2  . . . . . . . . . . . . . . . .                               64,672

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               44,266

                                                                                                                  _____________

                                                                                                                      5,887,822

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $176,477,895

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $200,854,898

                                 Accumulated undistributed investment income--net  . . . .                              165,817

                                 Accumulated net realized gain (loss) on investments . . .                          (1,965,962)

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4  . . . . . . . . . . . . . . . .                         (22,576,858)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $176,477,895
                                                                                                                  _____________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                           15,440,740

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $11.43
                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . . . . . .       $ 20,941,879

                                 Cash dividends  . . . . . . . . . . . . . . . . . . . . .            409,481

                                                                                                 ____________

                                    Total Income . . . . . . . . . . . . . . . . . . . . .                          $21,351,360

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .          1,289,838

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            628,165

                                 Interest expense--Note 2  . . . . . . . . . . . . . . . .            246,142

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             57,069

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             41,446

                                 Prospectus and shareholders' reports  . . . . . . . . . .             28,966

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .             20,611

                                 Trustees' fees and expenses--Note 3(c)  . . . . . . . . .             12,986

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .             18,933

                                                                                                 ____________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                            2,344,156

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           19,007,204

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .      $  (1,959,796)

                                 Net unrealized appreciation (depreciation) on investments . .    (22,833,877)

                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                          (24,793,673)

                                                                                                                   ____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                         $ (5,786,469)

                                                                                                                   ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended        Year Ended
                                                                                           October 31, 1998   October 31, 1997
                                                                                          ________________   ________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $  19,007,204     $    8,137,508

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . .            (1,959,796)         1,397,716

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . .           (22,833,877)           133,680
                                                                                             _____________      _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . .            (5,786,469)         9,668,904
                                                                                             _____________      _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (18,947,207)        (8,031,688)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . .            (1,405,597)          (105,272)
                                                                                             _____________      _____________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (20,352,804)        (8,136,960)
                                                                                             _____________      _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . .           248,552,018        297,929,536

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            14,395,569          5,823,917

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (207,057,502)      (177,337,269)
                                                                                             _____________      _____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions  . . . .            55,890,085        126,416,184
                                                                                             _____________      _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . .            29,750,812        127,948,128

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           146,727,083         18,778,955
                                                                                             _____________      _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $176,477,895       $146,727,083
                                                                                             _____________      _____________


UNDISTRIBUTED INVESTMENT INCOME --NET. . . . . . . . . . . . . . . . . . . . . . . .       $       165,817    $       105,820
                                                                                             _____________      _____________

                                                                                                 Shares            Shares
                                                                                             _____________      _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            19,465,771         23,168,626

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . .             1,140,837            450,821

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (16,472,534)       (13,792,318)
                                                                                             _____________      _____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . .             4,134,074          9,827,129
                                                                                             _____________      _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                  Year Ended October 31,
                                                                                             ______________________________

PER SHARE DATA:                                                                               1998         1997         1996(1)
                                                                                             ______       ______       ______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . .       $12.98       $12.69       $12.50
                                                                                             ______       ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1.22         1.29          .26

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (1.44)         .34          .19
                                                                                             ______       ______       ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . . .         (.22)        1.63          .45
                                                                                             ______       ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . . . . .        (1.21)       (1.29)        (.26)

   Dividends from net realized gain on investments . . . . . . . . . . . . . . . . . .         (.12)        (.05)          --
                                                                                             ______       ______       ______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (1.33)       (1.34)        (.26)
                                                                                             ______       ______       ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . .       $11.43       $12.98       $12.69
                                                                                             ______       ______       ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (2.18%)      13.38%       17.02%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . . . . . . . . . . . . . . .         1.06%        1.09%         .92%(2)

   Ratio of interest expense to average net assets . . . . . . . . . . . . . . . . . .          .12%         .22%          --

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9.58%       10.02%        9.76%(2)

   Decrease reflected in above expense ratios

       due to undertakings by the Manager  . . . . . . . . . . . . . . . . . . . . . .           --          .02%        1.62%(2)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        71.00%      102.59%       77.79%(3)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . .     $176,478     $146,727      $18,779
-----------------------------

(1)  From August 16, 1996 (commencement of operations) to October 31, 1996.

(2)  Annualized.

(3)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Short Term High Yield Fund (the "Fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering six series, including the Fund. The Fund's investment objective is to provide high current income. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   On August 5, 1998, the Company's Board of Trustees approved a change of the Company' s name from "Dreyfus Income Funds" to "Dreyfus Debt and Equity Funds". This change became effective on August 13, 1998

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $23,677 during the period ended October 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $1,960,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--BANK LINE OF CREDIT:

   The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1998 was approximately $4,168,000, with a related weighted average annualized interest rate of 5.91%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 . 65 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, the Fund was charged $496,092 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $91,875 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended October 31, 1998, the Fund was charged $20,611 pursuant to the custody agreement.

   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   The   aggregate  amount  of  purchases  and  sales  (including  paydowns)  of investment securities, excluding short-term securities, during the period ended October 31, 1998 amounted to $182,961,839 and $139,493,520, respectively.

   At October 31, 1998, accumulated net unrealized depreciation on investments was $22,576,858, consisting of $272,878 gross unrealized appreciation and $22,849,736 gross unrealized depreciation.

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS SHORT TERM HIGH YIELD FUND

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Short Term High Yield Fund (one of the Funds constituting Dreyfus Debt and Equity Funds) as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term High Yield Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

December 17, 1998

DREYFUS SHORT TERM HIGH YIELD FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

   For Federal tax purposes, the Fund hereby designates $.0018 per share as a long-term capital gain distribution of the $.1158 per share paid on December 19, 1997. The Fund also designates 1.95% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.

                                   (reg.tm)

                                   (reg.tm)

DREYFUS SHORT TERM HIGH YIELD FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                             044AR9810

Short Term

High Yield

Fund

Annual Report

October 31, 1998

------------------------------------------------------------------------------




DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

   We  are  pleased  to  report the performance for Dreyfus Real Estate Mortgage
Fund. For the 12-month reporting period ended October 31, 1998, your Fund achieved a total return, including share price changes and dividend income generated, of 3.82% *. Income dividends paid from net investment income during the period amounted to $0.958 per share, representing a distribution rate per share of 7.83%.** During this 12-month period ended October 31, 1998, the return for the Salomon Smith Barney Broad Investment-Grade (BIG) Bond Index was 9.39%
*** and the return for the Standard & Poor's Real Estate Investment Trust Composite Index (S&P REIT) was -15.69%. (+)

ECONOMIC REVIEW

   So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board (the "Fed") to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit three times through early November, 1998. After many years of sub-par economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

   A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term U.S. Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

   The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis sectors such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to
cool    off    an    U.S.    economy    that   had   been   growing   rapidly.

   The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

   Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management hedge fund crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET ENVIRONMENT

FIXED INCOME MARKET

   U.S. interest rates have reached new lows over the last few months. This can be attributed mostly to the flight to quality, or maybe more appropriately, a financial panic, that has occurred in the worldwide bond markets. With several Japanese banks having filed bankruptcies and Russia defaulting on debt, worldwide liquidity has reached dangerously low levels. This has led to widespread demand for U.S. Treasuries and mass liquidations of many types of fixed-income securities.

   As one might expect, the mortgage-backed securities market faced a very difficult time in September and October. As shown by the Mortgage Bankers Association Index, homeowner-refinancing activity reached an all-time high during the month of October. This is the primary contributor of actual prepayments of mortgage-backed securities that are subject to prepayments; hence agency and non-agency mortgage-backed securities prepayment rates also reached some of the highest levels in history. All this has contributed generally to the underperformance of mortgage-backed securities when compared to U.S. Treasuries

The flight-to-quality frenzy that occurred in September also had an impact on other areas of the mortgage-backed securities market. Most notable was the liquidation of large holdings of the huge hedge fund Long Term Capital. Their holdings included large quantities of high-quality residential and commercial mortgage backed securities. Their forced liquidation of billions of dollars of commercial mortgage-backed securities overwhelmed the market, causing an imbalance of supply and demand for these investments. This imbalance resulted in the sudden widening of the yield spread by over 100 basis points on AAA commercial mortgage-backed securities.

   With the Fed likely to continue cutting the Fed Funds rate, our market outlook is for lower long-term U.S. interest rates. Our expectations are for the market to test new lows in interest rates, and for mortgage refinancing to continue at a high level. It is also our expectation for liquidity to improve as investors return to the marketplace at the start of 1999 looking for high-yielding securities. Therefore, it is our conviction that call-protected assets with relatively high yield will be in strong demand. These securities would include corporate bonds (investment grade as well as high yield); GNMA project loans, commercial mortgage-backed securities, and discount dollar priced residential mortgage-backed securities.

REAL ESTATE MARKET

   For the last six months of the fiscal year, stocks issued by real estate investment trusts (REITs) continued to perform poorly relative to serial equities, tumbling a startling -15.25% in the six months ending October 31, 1998--one of the sharpest falls in the history of the S&P REIT Index. What is more amazing is that this event occurred while fundamentals in the U.S. real estate market remained relatively strong. Both building occupancies and real estate loan delinquencies remained near the economically healthiest levels seen
in    the    last    25    years.

   This has left most investors asking, "Why the large fall in REITs?" There is really only one answer to this question: REIT stock prices had run up to irrational levels, spurred by an imbalance between the limited available supply of REIT stock and an enormous investor demand. Once this imbalance reached equilibrium, a massive correction took place, forcing REIT stock prices back to fundamental fair value. At today's valuations, we think REIT stocks look fairly priced relative to their fundamental real estate value. Most companies are now priced within plus or minus 5% of their real estate net asset value

   The sudden fall of the commercial mortgage-backed securities market in October was a healthy stopper put on the U.S. real estate market. We were very worried back in April that new construction was getting out of control, but the liquidity crisis has caused new construction to slow. As the commercial mortgage market repriced the cost of borrowing, capital available for mortgage loans became scarce. In the long run, this slowing of available capital has acted as a braking mechanism for new building development. Hence, it is unlikely that any sector of the commercial real estate market will run into a situation of excess supply like that of the early 1990s.

PORTFOLIO OVERVIEW

   Given this somewhat volatile marketplace, during the last six months there have been several significant changes to the fund holdings. Most significant was our liquidation of all our holdings in the more aggressive REIT stocks. Their aggressive growth strategies have proven to be ineffective at generating superior earnings, higher earnings multiples, or a significantly diverse shareholder base. These stocks have suffered the most during this recent REIT stock market fall. Hence, we sold our positions of Vornado Realty Trust, Equity Residential Properties Trust, and FelCore Suite Hotels. We have re-invested this money in more conservative multifamily and industrial REIT stocks, which were trading closer to their fair value. In the multifamily sector these purchases included Archstone Communities Trust, AvalonBay Communities, and Irvine Apartment Communities. In the industrial sector, we purchased more of Cabot Industrial Trust and added a position in First Industrial Realty Trust. Going forward, we believe these companies offer a more prudent management style and an overall more stable investment vehicle. This shift out of REIT stocks benefited the Fund's performance compared to other real-estate related funds.

   On the fixed-income side of the Fund, we have also made a few changes to our previous strategy. We increased our holdings of discount residential mortgage-backed securities, and within the last six months, decreased our overall allocation to commercial mortgage-backed securities. Within these sectors, our most notable shift was from low-quality (high yield) commercials into AAA and agency-guaranteed GNMA commercial mortgage-backed securities. Last, we also added a small position of U.S. Treasuries to increase the Fund's overall duration.

Going forward, we think the real estate markets look well positioned to avoid any major crashes in 1999. As we start the new year, it is my expectation that liquidity will improve in the mortgage credit markets. We intend to continue to look for attractively priced opportunities. The portfolio's increased credit quality should continue to provide a liquid asset base to take advantage of any profitable situations which may occur. As always, we will continue to focus on maintaining a diversified portfolio and to provide our shareholders with a unique investment instrument for high-quality asset allocation.

           Very truly yours,

           [signature logo Michael Hoeh]

           Michael Hoeh

           Portfolio Manager

November 16, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

***SOURCE:  SALOMON  SMITH BARNEY. Salomon Smith Barney Broad Investment-Grade
(BIG) Bond Index(SM) is market-capitalization weighted and includes Treasury, Government-sponsored, mortgage and investment-grade (BBB-/Baa3) fixed-rate corporate issues with a maturity of one year or longer and a minimum amount outstanding of US$1 billion for Treasuries and mortgages and US$100 million for corporate and Government-sponsored issues. A corporate or Government-sponsored bond is removed if its amount falls below US$75 million.

(+)The Standard & Poor' s Real Estate Investment Trust Composite Index is a capitalization weighted index of 100 stocks designed to measure the performance of real estate investment trusts, commonly known as REITs, with a base value of 100 as of December 31, 1996. The Index includes reinvested dividends.


DREYFUS REAL ESTATE MORTGAGE FUND                            OCTOBER 31, 1998
-----------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS REAL ESTATE MORTGAGE FUND WITH THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE STANDARD &
              POOR'S REAL ESTATE INVESTMENT TRUST COMPOSITE INDEX

                                    Dollars

$11,092

Lehman Brothers  Aggregate Bond Index*

$10,540

Dreyfus Real Estate  Mortgage Fund

$8,198

Standard & Poor's Real Estate Investment Trust Composite Index**

* Source: Lehman Brothers

**  Source: Standard & Poor's

Average Annual Total Returns
--------------------------------------------------------------------------------

           One Year Ended                     From Inception (9/30/97)

          October 31, 1998                       to October 31, 1998
        ____________________                     ____________________

                3.82%                                   4.94%

---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Real Estate Mortgage Fund on 9/30/97 (Inception Date) to a $10,000 investment made on that date in the Lehman Brothers Aggregate Bond Index as well as to the Standard & Poor's Real Estate Investment Trust Composite Index (the "REIT Index") which are described below. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Aggregate Bond Index, the Fund's primary benchmark Index, is a widely accepted, unmanaged index of corporate, U.S.
Government and U.S. Government Agency debt instruments, mortgage-backed securities and asset-backed securities. The REIT Index is a capitalization-weighted index of 100 stocks designed to measure the performance of real estate investment trusts, commonly known as REITs (base value of 100 as of December 31, 1996). The Index includes reinvested dividends. The REIT Index also is being used because of the Fund's investment in REITs. The Indices do not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

                                                                                           Principal

Bonds and Notes--118.1%                                                                     Amount                Value
-------------------------------------------------------

                                                                                        ____________             ___________
Asset-Backed Securities--3.4%  Nomura Depositor Trust,

                                        Ser. 1998-ST1, Cl. B-2, 9.84%, 2003  . . . . . . .  $.....500,000 (a,b)   $     433,359

                                                                                                                   ____________

     Commercial Mortgage-

                    Backeds--39.8%  Asset Securitization,

                                        Commercial Mortgage Pass-Through Ctfs.,

                                        Ser. 1997-D5, Cl. A-1, 6.85%, 2041 . . . . . . . .        750,000               778,828

                                    DLJ Commercial Mortgage,

                                        Commercial Mortgage Pass-Through Ctfs.,

                                        Ser. 1998-STFA, Cl. B-3, 7.438%, 2000  . . . . . .      1,000,000 (a,b)          983,125

                                    DLJ Mortgage Acceptance,

                                        Commercial Mortgage Pass-Through Ctfs.,

                                        Ser. 1997-CF2, Cl. B-3TB, 6.99%, 2009  . . . . . .      1,000,000 (a)            946,875

                                    GS Mortgage Securities II,

                                        Commercial Mortgage Pass-Through Ctfs.,

                                        Ser. 1998-GS1, Cl. D, 6.39%, 2000  . . . . . . . .        250,000 (a,b)          246,641

                                    Library Tower Trust I,

                                        Commercial Mortgage Pass-Through Ctfs.,

                                        Ser. 1998-I, Cl. B, 6.66%, 2029  . . . . . . . . .        500,000 (a)            485,937

                                    Merrill Lynch Mortgage Investors,

                                        Commercial Mortgage Pass-Through Ctfs.,

                                        Ser. 1997-SD1, Cl. E., 6.687%, 2010  . . . . . . .        775,000 (a,b)          744,484

                                    Nomura Asset Securities,

                                        Commercial Mortgage Pass-Through Ctfs.,

                                        Ser. 1998-D6, Cl. A-4, 7.595%, 2028  . . . . . . .      1,000,000 (b)            950,938

                                                                                                                    ____________

                                                                                                                       5,136,828

                                                                                                                    ____________

     Real Estate Investment

                      Trusts--7.0%  Crescent Real Estate Equities,

                                        Notes, 71_2%, 2007 . . . . . . . . . . . . . . . .        500,000 (a)            445,359

                                    Tanger Properties,

                                        Unsecured Notes

                                        (Gtd. by Tanger Factory Outlet Centers),

                                        77_8%, 2004  . . . . . . . . . . . . . . . . . . .        500,000 (c)            455,550

                                                                                                                   ____________

                                                                                                                        900,909

                                                                                                                   ____________

    Residential Mortgage-

                    Backeds--40.3%  Chase Mortgage Finance,

                                        Mortgage Pass-Through Ctfs.,

                                        Ser. 1998-S3:

                                           Cl. B-4, 61_2%, 2013  . . . . . . . . . . . . .        333,143 (a)           268,284

                                           Cl. B-5, 61_2%, 2013  . . . . . . . . . . . . .        444,379 (a)           142,201

                                        Ser. 1998-S5, Cl. B-5, 61_2%, 2013 . . . . . . . .        315,003 (a)           100,801

DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                    Principal

Bonds and Notes (continued)                                                                          Amount              Value
-------------------------------------------------------
                                                                                                  ____________       ___________

Residential Mortgage-

  Backeds (continued)  GE Capital Mortgage Services,

                                        Mortgage Pass-Through Ctfs.,

                                        Ser. 1998-16:

                                           Cl. B-4, 61_2%, 2013  . . . . . . . . . . . . .  $.....372,893 (a)     $     298,897

                                           Cl. B-5, 61_2%, 2013  . . . . . . . . . . . . .        372,897 (a)           119,327

                                    Norwest Asset Securities,

                                        Mortgage Pass-Through Ctfs.:

                                        Ser. 1997-10, Cl. B-2, 75_8%, 2027 . . . . . . . .        494,786               526,061

                                        Ser. 1997-17, Cl. B-5, 71_4%, 2027 . . . . . . . .      1,041,429 (a)           315,032

                                        Ser. 1997-20, Cl. B-4, 63_4%, 2012 . . . . . . . .        245,981 (a)           200,720

                                        Ser. 1998-2:

                                           Cl. B-4, 61_2%, 2028  . . . . . . . . . . . . .        373,198               282,288

                                           Cl. B-5, 61_2%, 2028  . . . . . . . . . . . . .        373,740               127,072

                                        Ser. 1998-9:

                                           Cl. B-5, 61_2%, 2028  . . . . . . . . . . . . .        273,380 (a)           190,351

                                           Cl. B-6, 61_2%, 2028  . . . . . . . . . . . . .        411,117 (a)           143,891

                                        Ser. 1998-18:

                                           Cl. B-5, 61_4%, 2028  . . . . . . . . . . . . .        349,504 (a)           242,032

                                           Cl. B-6, 61_4%, 2028  . . . . . . . . . . . . .        524,277 (a)           120,584

                                        Ser. 1998-19, Cl. B-6, 61_2%, 2028 . . . . . . . .        335,699                93,996

                                    PNC Mortgage Securities,

                                        Mortgage Pass-Through Ctfs.:

                                        Ser. 1997-8:

                                           Cl. 3B-4, 63_4%, 2012 . . . . . . . . . . . . .        251,716 (a)           236,928

                                           Cl. 3B-5, 63_4%, 2012 . . . . . . . . . . . . .        201,373 (a)           165,126

                                           Cl. 3B-6, 63_4%, 2012 . . . . . . . . . . . . .        201,370 (a)            64,438

                                        Ser. 1998-2: . . . . . . . . . . . . . . . . . . .

                                           Cl. 3B-6, 63_4%, 2013 . . . . . . . . . . . . .        378,202 (a)           121,025

                                           Cl. 4B-6, 63_4%, 2027 . . . . . . . . . . . . .        266,322 (a)            71,907

                                    Residential Funding Mortgage Securities I,

                                        Mortgage Pass-Through Ctfs.:

                                        Ser. 1997-S18:

                                           Cl. B-2, 63_4%, 2012  . . . . . . . . . . . . .        224,245 (a)           167,693

                                           Cl. B-3, 63_4%, 2012  . . . . . . . . . . . . .        299,113 (a)            96,670

                                        Ser. 1997-S21:

                                           Cl. B-2, 61_2%, 2012  . . . . . . . . . . . . .        193,223 (a)           167,965

                                           Cl. B-3, 61_2%, 2012  . . . . . . . . . . . . .        257,730 (a)            82,474

                                        Ser. 1998-NS1:

                                           Cl. B-2, 63_8%, 2009  . . . . . . . . . . . . .         77,709 (a)            59,253

                                           Cl. B-3, 63_8%, 2009  . . . . . . . . . . . . .        233,058 (a)            66,422

                                        Ser. 1998-S14:

                                           Cl. B-2, 61_2%, 2013  . . . . . . . . . . . . .        507,829 (a)           360,559

                                           Cl. B-3, 61_2%, 2013  . . . . . . . . . . . . .        507,766 (a)           142,174

                                        Ser. 1998-S16:

                                           Cl. B-2, 61_2%, 2013  . . . . . . . . . . . . .        228,178 (a)           160,402

                                           Cl. B-3, 61_2%, 2013  . . . . . . . . . . . . .        228,182 (a)            63,891

                                                                                                                   ____________

                                                                                                                      5,198,464

                                                                                                                   ____________

DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

                                                                                                    Principal

Bonds and Notes (continued)                                                                          Amount            Value
-------------------------------------------------------
                                                                                                  ____________       ___________

U.S. Government Agencies/

Mortgage-Backeds--25.3%  Federal Home Loan Mortgage Corp.,

                                        Real Estate Mortgage Investment Conduit,

                                        Stripped Securities, Interest Only Class:

                                        Ser. 1499, Cl. E, 7%, 2023 . . . . . . . . . . . .      $.....864,285 (d)  $     260,997

                                    Federal National Mortgage Association,

                                        Ser. 1542, Cl. QC, 7%, 2020  . . . . . . . . . . .            750,000 (c,d)       91,868

                                        Ser. 1995, Cl. PY, 7%, 2027  . . . . . . . . . . .            875,000 (c,d)      376,934

                                        Real Estate Mortgage Investment Conduit,

                                        Stripped Securities, Interest Only Class:

                                        Ser. 1993-119, Cl. JA, 7%, 2019  . . . . . . . . .          1,399,050 (d)        64,216

                                        Ser. 1998-17, Cl. PL, 7%, 2019 . . . . . . . . . .          1,250,000 (d)       155,050

                                    Government National Mortgage Association I,

                                        6% . . . . . . . . . . . . . . . . . . . . . . . .          1,300,000 (e)     1,284,556

                                    Government National Mortgage Association I,

                                        Project Notes:

                                        6.45%, 11/15/2033  . . . . . . . . . . . . . . . .            500,000           515,625

                                        65_8%, 8/15/2028 . . . . . . . . . . . . . . . . .            500,000           520,155

                                                                                                                   ____________

                                                                                                                      3,269,401

                                                                                                                   ____________

            U.S. Governments--2.3%  U.S. Treasury Bonds,

                                        5%, 11/15/2028 . . . . . . . . . . . . . . . . . .            300,000 (e)       300,000

                                                                                                                 ____________

                                    TOTAL BONDS AND NOTES

                                        (cost $16,036,009) . . . . . . . . . . . . . . . .                          $15,238,961

                                                                                                                   ============


Equity-Related Securities--22.6%                                                                    Shares
-------------------------------------------------------------------------------------------
                                                                                                 ____________

Common Stocks

Real Estate Investment

                           Trusts:  Archstone Communities Trust. . . . . . . . . . . . . .             10,000     $     201,250

                                    AvalonBay Communities  . . . . . . . . . . . . . . . .             10,304           331,016

                                    Cabot Industrial Trust . . . . . . . . . . . . . . . .             20,100           402,000

                                    First Industrial Realty Trust. . . . . . . . . . . . .              6,000           153,750

                                    Irvine Apartment Communities . . . . . . . . . . . . .             20,000           525,000

                                    Kilroy Realty. . . . . . . . . . . . . . . . . . . . .             10,000           221,875

                                    SL Green Realty  . . . . . . . . . . . . . . . . . . .              7,000           132,563

                                    Shurgard Storage Centers . . . . . . . . . . . . . . .             10,000           269,375

                                    Spieker Properties . . . . . . . . . . . . . . . . . .              5,000           172,500

                                    Tower Realty Trust.  . . . . . . . . . . . . . . . . .             25,000           506,250

                                                                                                                   ____________

                                    TOTAL EQUITY-RELATED SECURITIES

                                        (cost $3,065,723)  . . . . . . . . . . . . . . . .                         $  2,915,579

                                                                                                                   ============


TOTAL INVESTMENTS (cost $19,101,732) . . . . . . . . . . . . . . . . . . . . . . . . . . .             140.7%       $18,154,540

                                                                                                      =======      ============


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .             (40.7%)      $(5,247,384)

                                                                                                      =======      ============

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $12,907,156

                                                                                                      =======      ============

DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, these securities amounted to $8,454,827 or 65.5% of net assets.

(b) Variable rate security-interest rate subject to change periodically.

(c) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.

(d) Reflects notional face.

(e) Purchased on a forward commitment basis.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                    Cost              Value

                                                                                                 ____________       ___________
ASSETS:                          Investments in securities--See Statement of Investments . .      $19,101,732       $18,154,540

                                 Receivable for investment securities sold . . . . . . . .                              332,030

                                 Dividends and interest receivable . . . . . . . . . . . .                              177,612

                                 Paydowns receivable . . . . . . . . . . . . . . . . . . .                               20,698

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               56,456

                                 Due from The Dreyfus Corporation and affliliates  . . . .                                  444

                                                                                                                   ____________

                                                                                                                     18,741,780

                                                                                                                   ____________

LIABILITIES:                     Due to Distributor  . . . . . . . . . . . . . . . . . . .                                2,761

                                 Bank loan payable--Note 2 . . . . . . . . . . . . . . . .                            3,482,000

                                 Payable for investment securities purchased . . . . . . .                            2,081,802

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                              222,395

                                 Interest payable--Note 2  . . . . . . . . . . . . . . . .                               23,490

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               22,176

                                                                                                                   ____________

                                                                                                                      5,834,624

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $12,907,156

                                                                                                                   ============


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $13,503,682

                                 Accumulated undistributed investment income--net  . . . .                              144,634

                                 Accumulated net realized gain (loss) on investments . . .                              206,032

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4  . . . . . . . . . . . . . . . .                             (947,192)

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $12,907,156

                                                                                                                   ============

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) . . . . . .                            1,067,900

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $12.09

                                                                                                                         ======

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . . . . . .         $1,177,933

                                 Cash dividends  . . . . . . . . . . . . . . . . . . . . .            183,377

                                                                                                  ___________

                                                                                                                     $1,361,310

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .             82,802

                                 Interest expense--Note 2  . . . . . . . . . . . . . . . .            211,046

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             46,399

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .             34,013

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             13,052

                                 Organization expense  . . . . . . . . . . . . . . . . . .             11,141

                                 Prospectus and shareholders' reports  . . . . . . . . . .             10,709

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .              3,355

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              3,039

                                                                                                  ___________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .            415,556

                                 Less--expense reimbursement from the Manager due to

                                    undertakings--Note 3(a)  . . . . . . . . . . . . . . .            (89,861)

                                                                                                  ___________

                                    Net Expenses . . . . . . . . . . . . . . . . . . . . .                              325,695

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,035,615

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .       $    205,391

                                 Net unrealized appreciation (depreciation) on investments . .       (928,840)

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                             (723,449)

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                          $   312,166

                                                                                                                    ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------

STATEMENT OF CASH FLOWS                           YEAR ENDED OCTOBER 31, 1998
CASH FLOWS FROM OPERATING ACTIVITIES:

   Dividends and interest received . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $1,290,024

   Interest and loan commitment fees paid  . . . . . . . . . . . . . . . . . . . . . . . .           (187,556)

   Operating expenses paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (154,370)        $  948,098

                                                                                                _____________

CASH FLOWS FROM INVESTING ACTIVITIES:

   Purchases of portfolio securities . . . . . . . . . . . . . . . . . . . . . . . . . . .       (138,537,144)

   Proceeds from sales of portfolio securities . . . . . . . . . . . . . . . . . . . . . .        132,149,137         (6,388,007)

                                                                                              _____________

CASH FLOWS FROM FINANCING ACTIVITIES:

   Proceeds from Fund shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,563,424

   Payments for Fund shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . .         (1,320,983)

   Cash dividends paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (23,572)

   Net proceeds from bank loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,482,000         5,700,869

                                                                                                _____________        ___________

       Increase in cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              260,960

       Cash overdraft at beginning of period . . . . . . . . . . . . . . . . . . . . . . .                             (483,355)

                                                                                                                     ___________

       Cash overdraft at end of period . . . . . . . . . . . . . . . . . . . . . . . . . .                            $ (222,395)

                                                                                                                     ===========


RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM

OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

   Net Increase in Net Assets Resulting From Operations  . . . . . . . . . . . . . . . . .                           $  312,166

   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

          Increase in dividends and interest receivable  . . . . . . . . . . . . . . . . .                              (71,152)

          Increase in interest payable . . . . . . . . . . . . . . . . . . . . . . . . . .                               23,490

          Decrease in accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . .                              (85,176)

          Decrease in prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . .                               27,023

          Decrease in due from The Dreyfus Corporation and affiliates  . . . . . . . . . .                               17,827

          Increase in due to distributor . . . . . . . . . . . . . . . . . . . . . . . . .                                  605

          Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . .                             (205,391)

          Net unrealized depreciation on investments . . . . . . . . . . . . . . . . . . .                              928,840

          Net amortization of discount on investments  . . . . . . . . . . . . . . . . . .                                 (134)

                                                                                                                    ___________

Net Cash Provided by Operating Activities. . . . . . . . . . . . . . . . . . . . . . . . .                           $  948,098

                                                                                                                     ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Year Ended      Year Ended

                                                                                         October 31, 1998   October 31, 1997*

                                                                                         ________________   _________________

OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  1,035,615    $       47,994

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . .         205,391           124,382

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . . . . .        (928,840)          (18,352)

                                                                                              ____________      ____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . . . . .         312,166           154,024

                                                                                              ____________      ____________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (938,975)          --

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . .       (123,741)          --

                                                                                              ____________      ____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (1,062,716)          --

                                                                                              ____________      ____________

BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,543,424        10,243,097

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,039,144          --

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (1,320,983)           (1,000)

                                                                                              ____________      ____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions . . . . . .       3,261,585        10,242,097

                                                                                              ____________       ____________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . . . . .       2,511,035        10,396,121

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10,396,121          --

                                                                                              ____________       ____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $12,907,156       $10,396,121

                                                                                              ============       ============


Undistributed investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     144,634    $       47,994

                                                                                              ____________       ____________

                                                                                                 Shares             Shares

                                                                                              ____________       ____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         271,699           819,457

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . .          79,840          --

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (103,016)              (80)

                                                                                              ____________       ____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . . . . .         248,523           819,377

                                                                                              ============       ============

-----------------------------

*  From September 30, 1997 (commencement of operations) to October 31, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                    Year Ended October 31,

                                                                                                  __________________________

PER SHARE DATA:                                                                                      1998             1997(1)
                                                                                                    ______            ______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . .          $12.69            $12.50

                                                                                                    ______            ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1.03               .06

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (.52)              .13

                                                                                                    ______           ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . .             .51               .19

                                                                                                    ______            ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . . . . . . .            (.96)              --

   Dividends from net realized gain on investments . . . . . . . . . . . . . . . . . . . .            (.15)              --

                                                                                                    ______           ______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (1.11)              --

                                                                                                    ______           ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $12.09           $12.69

                                                                                                    ======           ======


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3.82%           17.34%(2,3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . . . . . . . . . . . . . . . . .             .90%             .90%(3)

   Ratio of interest expense to average net assets . . . . . . . . . . . . . . . . . . . .            1.66%              --

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            8.13%            5.39%(3)

   Decrease reflected in above expense ratios due to

       undertakings by the Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . .             .71%            2.77%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          752.42%          244.61%(4)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . . . .         $12,907          $10,396
-----------------------------

(1)  From September 30, 1997 (commencement of operations) to October 31, 1997.

(2)  Exclusive of redemption fee.

(3)  Annualized.

(4)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Real Estate Mortgage Fund (the "Fund") is a separate non-diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering six series, including the Fund. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor" ) is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   On August 5, 1998, the Company's Board of Trustees approved a change of the Company' s name from "Dreyfus Income Funds" to "Dreyfus Debt and Equity Funds". This change became effective on August 13, 1998.

   As of October 31, 1998, MBC Investments Corp., an indirect subsidiary of Mellon Bank Corporation, held 870,337 shares of the Fund.

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINES OF CREDIT:

   The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1998 was approximately $3,511,000, with a related weighted average annualized interest rate of 5.92%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1997 through October 31, 1998, to reduce the management fee paid by, or reimburse such excess expenses of the Fund to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of .90 of 1% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $89,861 during the period ended October 31, 1998.

   (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, the Fund was charged $31,847 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $533 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended October 31, 1998, the Fund was charged $3,355 pursuant to the custody agreement.

   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the redemption or exchange occurs within a six-month period following the date of issuance.

DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

   The   aggregate  amount  of  purchases  and  sales  (including  paydowns)  of investment securities, excluding short-term securities, during the period ended October 31, 1998, amounted to $137,964,202 and $130,163,311, respectively.

   At October 31, 1998, accumulated net unrealized depreciation on investments was $947,192, consisting of $99,116 gross unrealized appreciation and $1,046,308 gross unrealized depreciation.

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--SUBSEQUENT EVENT:

   On November 4, 1998, the Board approved a multiple-class structure for the Fund. Effective December 24, 1998, the Fund will offer five classes of shares; namely, Class A, B, C, R, and T shares each with different sales load and distribution expense structures. Currently issued and outstanding shares of the Fund as of December 24, 1998 will be reclassified as Class A shares. Shareholders of record prior to December 24, 1998 who become Class A shareholders will continue to be eligible to purchase Fund shares at net asset value, and not be subject to the applicable front-end sales load. In addition, effective December 24, 1998, the Fund will be named "Dreyfus Premier Real Estate Mortgage Fund."


DREYFUS REAL ESTATE MORTGAGE FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS    REAL    ESTATE    MORTGAGE    FUND

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Real Estate Mortgage Fund (one of the Funds constituting Dreyfus Debt and Equity Funds) as of October 31, 1998, and the related statements of operations and cash flows for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Real Estate Mortgage Fund at October 31, 1998, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.





New York, New York

December 17, 1998



[dreyfus lion "d" logo]                                   (reg.tm)

[dreyfus logo]                                   (reg.tm)

DREYFUS REAL ESTATE MORTGAGE FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                             045AR9810

Real Estate

Mortgage Fund

Annual Report

October 31, 1998


------------------------------------------------------------------------------





DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report for the Dreyfus Premier High Yield Debt Plus Equity Fund, for the period since the Fund's inception on June 29, 1998 through October 31, 1998. Your Fund's performance for each share class is shown below:

                                                                                     Annualized Distribution

                            Total Return*                Income Dividends                Rate Per Share**
                            ___________               _____________________           _____________________
Class A Shares                 -16.38                         $0.185                           4.96%

Class B Shares                 -16.64                         $0.162                           4.61%

Class C Shares                 -16.64                         $0.173                           4.93%

Class T Shares                 -16.44                         $0.178                           4.83%

INTRODUCTION

 As this is the first letter of the Fund, it seems appropriate to articulate the Fund's goals. In the simplest terms, the Fund seeks to maximize total return by investing in both the debt and equity of companies that have high yield debt outstanding. Having said that, we would like to explain further the opportunity we believe exists by focusing on the high yield universe of companies.

  Much has been written about how high yield debt is a hybrid security, having traditional characteristics sometimes of debt and sometimes of equity instruments. Like a traditional debt instrument, a high yield bond is a legal contract with a company, entitling its holder to interest payments, the return of principal and the maintenance of certain covenants by the company. Because a company issuing high yield bonds is generally less established, or more highly leveraged, a purchaser of high yield bonds cannot simply rely on a rating agency' s evaluation of the company, but must conduct the type of fundamental analysis typical of an equity investment to decide whether the investment is satisfactory from a credit quality standpoint. For this extra work, as well as the initial presumption of higher risk, an investor is paid a higher coupon.

  Over time, if the company has used the bond proceeds wisely, the company should have increased its earnings, and the high yield bond will have added ability in its interest coverage. This may lead to a credit upgrade, or even an early call at a premium to par, two outcomes that provide upside potential for the investor. Both possibilities suggest that a high yield bond can trade above par, affording the potential of some capital appreciation, beside the desired high current income. We at Dreyfus focus on finding investments in the high yield universe that maximize total return, which means price appreciation in addition to interest income.

Industry observers estimate that there are now about 2,000 companies that have at one time or another issued high yield debt securities. At one time, almost all of these companies were private. However, as high yield companies successfully finance their businesses through debt offerings, it becomes appropriate at some point for them to raise equity either to finance additional growth, or to provide liquidity to the original equity sponsor. For whatever reason, about one third of the high yield companies now have a public equity security, as well as their high yield debt securities.

  As a class, we feel these securities are not followed as efficiently as the general equity market. First, by their nature, the companies are more highly leveraged than a typical company, and an equity analyst may dismiss them from his perusal because they lack clean balance sheets, and have more volatile prices. Second, the typical equity market capitalization of a high yield company is small by equity standards: generally no more than $300 million. These biases, we believe, are short- sighted. In regard to the leverage issue, something that we are comfortable with in investing for the Fund, we note that the increased leverage may enhance the company' s return on equity if the company performs well. As to size, given the use of leverage, the actual total value of the enterprise (equity market capitalization plus debt) is generally larger than the equity analyst realizes, and hence the company is not as small as it appears.

  More often than not, we expect to invest in a company that is private, and just starting its growth phase. By the time it has matured and issued equity, we may know the company quite well, and fully understand its rosy future. It is at that time, however, that the company's high yield debt securities probably will have realized most of their total return. The Fund was introduced partly to extend our ability to access opportunities in the high yield universe by allowing us to buy equity in companies that we know from our fundamental debt analysis.

In general, we will prefer to buy a debt security (with its coupon) more often than an equity security. We will buy an equity security of a high yield debt issuer when we believe that there is significant return potential in excess of the alternative high yield debt instrument of the same company. Equity investments are in general thought to be more risky than debt instruments; we will have to have significantly more return potential in order to invest in such an equity.

  In short, the Fund is a total return player in the universe of high yield issuers. We believe this formula, given the inefficiencies of the high yield equity market, may be richly rewarding for the long-term diversified investor.

  Below follows a short interpretation of the current economic situation, composed by Dreyfus's economists. We find this summary useful, but want to make two general comments. First, the portfolio managers are analysts of specific companies. Because the economic scenario is what it is, there is not a great exposure to foreign investments and industrial cyclicals. But we will always buy a specific investment if we believe it potentially can provide a handsome return for the risk taken on, even if the larger picture might cast a shadow on such an endeavor. (Another way of saying this is that every investment makes sense at a price.) Second, on balance, your Fund managers have a bearish perspective on the equity markets. That' s why we toil in the debt markets, where one invests in legal obligations.

ECONOMIC REVIEW

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board (the "Fed") to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over the inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management hedge fund crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET ENVIRONMENT

  In the period from June 29, 1998 to October 31, 1998, we saw a significant correction in the global markets that were bracketed by two events: the collapse of the Russian financial system in mid-August, and the move by Alan Greenspan, head of the U.S. Federal Reserve, on October 8 to lower the Fed Funds rate, signaling the Fed's intention to deal with the developing crisis of confidence in the global monetary system. The first event, perhaps in an unprecedented fashion, demonstrated in a quite short period of time how linked all financial markets have become as we approach the Millennium. Hedge funds, the aggressive, highly leveraged marginal players in many diverse high risk/high return markets, as an asset class could not sustain losses suffered in the Russian debt and currency markets and were required to sell other holdings in other financial markets. Such undisciplined selling begot a flight to quality, with repricing of all risk in all markets. The sole beneficiary of this market activity was the U.S. Treasury market. Markets that were especially hard hit were emerging markets (both debt and equity), domestic small caps and domestic high yield.

Coincident, or as a separate part of this market activity, was the role of the financial intermediaries during this process. The major U.S. financial intermediaries (whether traditional securities brokerage firms or the capital market operations of the major money center commercial banks) are all highly leveraged. And whether they have adequate risk controls in place (rumors of insolvency about one securities firm and one money center during the period implied inadequate controls; the continuing solvency of all such firms at this time indicates that risk controls are now in place), the managements of all such firms essentially issued the same edict to all trading desks: rid yourself of all inventory. In other words, the liquidity of the risk/return asset classes evaporated.

  We have mentioned two ingredients of the general market correction -- hedge fund selling and dealer illiquidity. A third must also be named. Mutual funds, in particular high yield mutual funds, experienced net redemptions. The weekly AMG data (AMG tracks inflows and outflows of mutual fund money) ran negative throughout August and into September, and did not turn absolutely positive until mid-October. Thus, without dealers willing to take on new inventory, the prices of all high yield instruments fell as the holders of the asset class, mutual fund portfolio managers, were forced to sell assets to meet investor redemptions. (It should be noted that the Fund did not experience net redemptions, so forced selling did not occur.)

  To get a measure of the magnitude of the repricing that occurred in the high yield market, we will quote the Donaldson Lufkin Jenrette High Yield (HY) Index. At June 30, the HY Index spread was 409 basis points over the relevant U.S. Treasury security; on October 31, it was 735 basis points (a spread not seen since the end of 1991). While this measures the absolute spread-widening in the asset class, a relative measure (HY spread over reference Treasury/reference Treasury rate) indicated that on October 31 the high yield market was priced at an all-time high since the early 1980s, when records were first kept.

  Fed Chairman Greenspan's rate move in early October calmed many markets, most notably the equity markets of the U.S., which began a rally immediately after his action. The high yield marketplace, as of October 31, had lagged in its own rebound, although the financial press had begun to note the attractive spread inherent in this asset class. Since October 31 a recovery has begun, although its duration and strength are not yet known.

  This market discussion has been almost purely technical, explaining the inner workings of the market' s liquidity, which we feel accounts for a substantial amount of the market' s price action. It should be noted that bonds are legal contracts, and if held to maturity, a company is required to pay interest and principal as the contract requires (though they can fail, and not make timely interest and principal payments, which is the risk high yield investors take). Thus, interim price fluctuations (while stomach-churning) do not affect the company' s contractual obligations (though they may affect actual payments to bondholders on a periodic basis). It is default rates in the high yield market that should dictate a widening of the spread. Default rates in 1998 have not increased so dramatically as to account for the spread widening. Indeed, market observers do not believe that even a severe recession would theoretically trigger sufficient defaults to account for the magnitude of the price fall that occurred from June 29 to October 31, 1998.

PORTFOLIO OVERVIEW

  The Fund' s initial four-month return is highly unsatisfactory, and the Fund underperformed the Merrill Lynch High Yield Master II Index. That this happened at the very onset of the Fund' s life is disconcerting, and no amount of explanation or rationalization should be construed as an attempt to hide that sorry fact.

  A portion of the underperformance can be explained by the fact that, as of October 31, the Fund had invested 33.9% of its portfolio in equities. But the performance of the Russell 2000, which measures equities, was also less satisfactory than the HY Index during this period, and thus the equity portion was in some respects a drag on relative performance to debt-only high yield funds. As noted in the introductory remarks, equities are viewed as more volatile than debt instruments, and this was apparent in the period we are discussing.

In commenting on the Fund's performance, it should also be noted that industry weighting can be faulted. The fund had a slight overweighting in telecom issues (both on the debt and equity) , and this sector has been a significant underperformer in the high yield market of late.

  From a portfolio perspective, perhaps the single comment worth making is that as the market experienced its turmoil, your Fund's managers decided to leave the capital that had yet to be invested in cash. As of October 31, 18.5% of the portfolio was in cash and equivalents. It has already been noted that the Fund had 33.9% of its portfolio in equities. Additionally, about 46% of the Fund was invested in pure yield instruments (both debt and preferred), while 15.7% of the Fund was invested in convertible securities (again, debt and preferred).

  Apart from the cash, the Fund's three largest initial investments (Echostar Communications, Paxson Communications, and Scandinavian Broadcasting System SA) are all convertible securities. All three companies have high growth potential and are innovative deliverers of broadcasting products. It seemed that the ability to invest in securities with some inherent yield attached, but with potential equity upside, fulfilled the concept to which the Fund is dedicated.

  We cannot stress enough the deep disappointment with the results Dreyfus Premier High Yield Debt Plus Equity Fund has posted during its initial four months. We will strive to bring a more reassuring message when we address you six months hence.

                               Very truly yours,


        [John V. Koerber signature]                 {Roger King signature]



        John V. Koerber                             Roger King

                              Portfolio Managers

November 16, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A and Class T shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**Annualized distribution rate per share is based on dividends per share paid from net investment income during the period, annualized, divided by the maximum offering price per share in the case of Class A and Class T shares and the net asset value per share in the case of Class B and Class C shares at the end of the period.


DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS

                                                                                                  Principal

Bonds and Notes--47.6%                                                                              Amount            Value
-------------------------------------------------------                                           ___________       ___________
                Broadcasting--4.6%  Scandinavian Broadcasting System,

                                        Conv. Sub. Deb., 7%, 2004  . . . . . . . . . . . .        $...400,000       $   390,000

                                                                                                                    ___________

          Building Materials--5.5%  FWT,

                                        Sr. Sub. Notes, 9.875%, 2007 . . . . . . . . . . .            300,000           176,250

                                    ICF Kaiser International,

                                        Sr. Sub. Notes, 13%, 2003  . . . . . . . . . . . .            710,000           294,650

                                                                                                                    ___________

                                                                                                                        470,900

                                                                                                                    ___________

                    Consumer--5.2%  Carson,

                                        Gtd. Sr. Sub. Notes, Ser. B, 10.375%, 2007 . . . .            500,000           202,500

                                    E & S Holdings,

                                        Sr. Sub. Notes, Ser. B, 10.375%, 2006  . . . . . .            239,000           123,085

                                    Syratech,

                                        Sr. Notes, 11%, 2007 . . . . . . . . . . . . . . .            150,000           117,750

                                                                                                                    ___________

                                                                                                                        443,335

                                                                                                                    ___________

                      Energy--1.9%  Petsec Energy,

                                        Sr. Sub. Notes, 9.50%, 2007  . . . . . . . . . . .            200,000           161,000

                                                                                                                    ___________

               Entertainment--4.5%  Discovery Zone,

                                        Sr. Secured Notes, 13.50%, 2002 (Units)  . . . . .            125,000 (a)       125,625

                                    Livent,

                                        Sr. Notes, 9.375%, 2004  . . . . . . . . . . . . .            400,000           262,000

                                                                                                                    ___________

                                                                                                                        387,625

                                                                                                                    ___________

                   Financial--3.5%  Penncorp Financial,

                                        Sr. Sub. Notes, 9.25%, 2003  . . . . . . . . . . .            500,000           300,000

                                                                                                                    ___________

             Forest Products--3.0%  Maxxam Group Holdings,

                                        Sr. Secured Notes, 12%, 2003 . . . . . . . . . . .            250,000           253,750

                                                                                                                    ___________

                      Gaming--2.3%  Trump Castle Funding,

                                        First Mortgage Bond, 11.75%, 2003  . . . . . . . .            250,000           196,250

                                                                                                                    ___________

                  Restaurants--.8%  Planet Hollywood,

                                        Sr. Sub. Notes, 12%, 2005  . . . . . . . . . . . .            150,000            71,250

                                                                                                                    ___________

                      Retail--1.5%  J. Crew Group,

                                        Sr. Discount Notes, Ser. B, Zero Coupon, 2002  . .            350,000 (b)       129,500

                                                                                                                    ___________

                       Steel--2.2%  Recycling Industries,

                                        Sr. Sub. Notes, 13%, 2005  . . . . . . . . . . . .            200,000           191,500

                                                                                                                    ___________

          Telecommunications--5.6%  Phonetel Technologies,

                                        Gtd. Sr. Notes, 12%, 2006  . . . . . . . . . . . .            500,000           130,000

                                    Poland Telecom Finance,

                                        Gtd. Sr. Notes, 14%, 2007 (Units)  . . . . . . . .            250,000 (a)       246,250

                                    USN Communications,

                                        Sr. Discount Notes, Ser. B, Zero Coupon, 2000  . .            247,000 (b)       100,035

                                                                                                                    ___________

                                                                                                                        476,285

                                                                                                                    ___________

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                  Principal

Bonds and Notes (continued)                                                                         Amount            Value
-------------------------------------------------------                                           ___________       ___________

                    Textiles--2.3%  Sassco Fashions,

                                        Notes, 12.75%, 2004  . . . . . . . . . . . . . . .        $...200,000       $   198,000

                                                                                                                    ___________

              Transportation--1.6%  ValuJet,

                                        Sr. Notes, 10.25%, 2001  . . . . . . . . . . . . .            200,000           139,000

                                                                                                                    ___________

     Wireless Communications--3.1%  Comunicacion Celular,

                                        Sr. Discount Notes, Zero Coupon, 2000  . . . . . .            250,000 (b)       164,375

                                    Globalstar/Capital,

                                        Sr. Notes, 10.75%, 2004  . . . . . . . . . . . . .            150,000            98,250

                                                                                                                    ___________

                                                                                                                        262,625

                                                                                                                    ___________

                                    TOTAL BONDS AND NOTES

                                        (cost $5,025,836)  . . . . . . . . . . . . . . . .                           $4,071,020

                                                                                                                    ___________


Equity-Related Securities--33.9%                                                                    Shares
-------------------------------------------------------------------------------------------       ___________

Common Stocks--17.4%

          Building Materials--1.9%  Associated Materials . . . . . . . . . . . . . . . . .             15,000 (d)   $   165,000

                                                                                                                    ___________

                     Casinos--1.0%  Players International. . . . . . . . . . . . . . . . .             20,000 (d)        86,250

                                                                                                                    ___________

                    Consumer--2.7%  Coinmach Laundry . . . . . . . . . . . . . . . . . . .             16,000 (d)       161,000

                                    Shop at Home . . . . . . . . . . . . . . . . . . . . .             30,000 (d)        73,125

                                                                                                                    ___________

                                                                                                                        234,125

                                                                                                                    ___________

          Employment Services--.9%  Employee Solutions . . . . . . . . . . . . . . . . . .             40,000 (d)        80,000

                                                                                                                    ___________

                      Energy--2.0%  Tokheim. . . . . . . . . . . . . . . . . . . . . . . .             20,000 (d)           175,000

                                                                                                                    ___________

                Entertainment--.8%  Isle of Capri Casinos. . . . . . . . . . . . . . . . .             25,000 (d)            65,625

                                                                                                                    ___________

                      Metals--1.6%  Recycling Industries . . . . . . . . . . . . . . . . .             32,000 (d)        60,000

                                    Republic Group . . . . . . . . . . . . . . . . . . . .              5,000            74,063

                                                                                                                    ___________

                                                                                                                        134,063

                                                                                                                    ___________

                  Technology--2.3%  The Learning Company . . . . . . . . . . . . . . . . .              7,500 (d)       193,594

                                                                                                                    ___________

          Telecommunications--2.1%  MGC Communications . . . . . . . . . . . . . . . . . .             17,000 (d)       170,000

                                    USN Communications . . . . . . . . . . . . . . . . . .             15,000 (d)         7,031

                                                                                                                    ___________

                                                                                                                        177,031

                                                                                                                    ___________

     Wireless Communications--2.1%  Clearnet Communications. . . . . . . . . . . . . . . .             24,500 (d)       179,156

                                                                                                                    ___________

                                    Total Common Stocks  . . . . . . . . . . . . . . . . .                            1,489,844

                                                                                                                    ___________

Preferred Stocks--15.1%

   Broadcasting--2.3%  Spanish Broadcasting System,

                                        Cum., $142.50  . . . . . . . . . . . . . . . . . .                200           197,000
                                                                                                                    ___________
            Cable Television--5.9%  Echostar Communications,

                                        Ser. C, Cum. Conv., $3.375 . . . . . . . . . . . .              8,300           502,150
                                                                                                                    ___________

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)

Equity-Related Securities (continued)                                                                 Shares           Value
-------------------------------------------------------                                            __________        __________

Preferred Stocks (continued)

  Entertainment--5.3%  Paxson Communications,

                                        Cum. Conv., $975 . . . . . . . . . . . . . . . . .                 45 (c)   $   450,000

                                                                                                                    ___________

          Telecommunications--1.6%  WinStar Communications,

                                        Cum., Ser. C, $142.50  . . . . . . . . . . . . . .                200           136,000

                                                                                                                    ___________

                                    Total Preferred Stocks . . . . . . . . . . . . . . . .                            1,285,150

                                                                                                                    ___________

Warrants--1.4%

             Aircraft & Aerospace;  America West Airlines. . . . . . . . . . . . . . . . .         20,000 (d)           120,000

                                                                                                                    ___________

                                    TOTAL EQUITY- RELATED SECURITIES

                                        (cost $3,776,867)  . . . . . . . . . . . . . . . .                           $2,894,994

                                                                                                                    ___________



                                                                                                    Principal

Short-Term Investments--14.0%                                                                        Amount             Value
-------------------------------------------------------------------------------------------        __________         __________
         U.S. Government Agencies;  Federal Home Loan Banks

                                        Discount Notes, 5.40%, 11/2/1998

                                        (cost $1,191,821)  . . . . . . . . . . . . . . . .         $1,192,000        $1,191,821

                                                                                                                    ___________


TOTAL INVESTMENTS (cost $9,994,524). . . . . . . . . . . . . . . . . . . . . . . . . . . .              95.5%        $8,157,835

                                                                                                      _______       ___________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               4.5%       $   388,569

                                                                                                      _______       ___________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%        $8,546,404

                                                                                                      _______       ___________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  With warrants to purchase common stock.

(b) Zero coupon until year shown at which time a stated coupon rate becomes effective.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, these securities amounted to $450,000 or 5.3% of net assets.

(d)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost               Value
                                                                                                 ____________       ___________
ASSETS:                          Investments in securities--See Statement of Investments . .     $  9,994,524      $  8,157,835

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                               22,954

                                 Receivable for investment securities sold . . . . . . . .                              367,723

                                 Dividends and interest receivable . . . . . . . . . . . .                              204,231

                                 Receivable for shares of Beneficial Interest subscribed . .                             44,003

                                 Prepaid expenses and other assets . . . . . . . . . . . .                               62,271

                                 Due from The Dreyfus Corporation  . . . . . . . . . . . .                               50,121

                                                                                                                   ____________

                                                                                                                      8,909,138

                                                                                                                   ____________

LIABILITIES:                     Due to Distributor  . . . . . . . . . . . . . . . . . . .                                4,527

                                 Payable for investment securities purchased . . . . . . .                              320,357

                                 Accrued expenses and other liabilities  . . . . . . . . .                               37,850

                                                                                                                   ____________

                                                                                                                        362,734

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $  8,546,404

                                                                                                                   ____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $10,369,312

                                 Accumulated undistributed investment income--net  . . . .                               67,201

                                 Accumulated net realized gain (loss) on investments . . .                              (53,420)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 3  . . . . . . . . . . . . . . . .                           (1,836,689)

                                                                                                                  ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $  8,546,404

                                                                                                                  ____________
                                                    NET ASSET VALUE PER SHARE
                                      ________________________________________________________

                                                              Class A           Class B           Class C            Class T
                                                            ____________       ____________      ____________      ____________

Net Assets . . . . . . . . . . . . . . . . . . . .          $  3,364,125       $  3,502,823     $     844,319     $     835,137

Shares Outstanding . . . . . . . . . . . . . . . .               327,707            341,356            82,371            81,368

NET ASSET VALUE PER SHARE. . . . . . . . . . . . .                $10.27             $10.26            $10.25            $10.26
                                                                 _______            _______           _______           _______

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998

INVESTMENT INCOME
INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . . . . . .       $    234,626

                                 Cash dividends  . . . . . . . . . . . . . . . . . . . . .             17,058

                                                                                                  ___________

                                        Total Income . . . . . . . . . . . . . . . . . . .                         $    251,684

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . . .             23,351

                                 Legal fees  . . . . . . . . . . . . . . . . . . . . . . .             29,726

                                 Auditing fees . . . . . . . . . . . . . . . . . . . . . .             15,000

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             13,787

                                 Distribution fees--Note 2(b)  . . . . . . . . . . . . . .             12,560

                                 Shareholder servicing costs--Note 2(c)  . . . . . . . . .              8,066

                                 Prospectus and shareholders' reports  . . . . . . . . . .              7,507

                                 Custodian fees--Note 2(c) . . . . . . . . . . . . . . . .              2,800

                                 Trustees' fees and expenses--Note 2(d)  . . . . . . . . .                197

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .                957

                                                                                                  ___________

                                        Total Expenses . . . . . . . . . . . . . . . . . .            113,951

                                 Less--expense reimbursement from the Manager due to
                                    undertaking--Note 2(a) . . . . . . . . . . . . . . . .            (70,257)

                                                                                                  ___________

                                        Net Expenses . . . . . . . . . . . . . . . . . . .                               43,694

                                                                                                                  ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              207,990

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments . . . . . . . . .            (53,420)

                                 Net unrealized appreciation (depreciation)
                                    on investments . . . . . . . . . . . . . . . . . . . .         (1,836,689)

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                           (1,890,109)

                                                                                                                    ___________

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . .                          $(1,682,119)

                                                                                                                    ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $     207,990

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (53,420)

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . . . . . . . . . . . .         (1,836,689)

                                                                                                                 ____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . . . . . . . . . . . . .         (1,682,119)

                                                                                                                 ____________

DIVIDENDS TO SHAREHOLDERS FROM:

 Investment income--net:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (59,567)

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (52,961)

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (14,021)

    Class T shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (14,240)
                                                                                                                 ____________

         Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (140,789)
                                                                                                                 ____________

BENEFICIAL INTEREST TRANSACTIONS:

 Net proceeds from shares sold:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,024,588

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,180,616

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,088,000

    Class T shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000

  Dividends reinvested:

    Class A shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             59,567

    Class B shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             52,961

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             13,840

    Class T shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             14,240

  Cost of shares redeemed:

    Class C shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (64,500)
                                                                                                                 ____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions . . . . . . . . . . . . . . . .     10,369,312
                                                                                                                 ____________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8,546,404

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           ----

                                                                                                                 ____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  8,546,404
                                                                                                                 ____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $       67,201
                                                                                                                 ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998

CAPITAL SHARE TRANSACTIONS:

  Class A

  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      321,985

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,722

                                                                                                                      _________

                                        Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . .      327,707

                                                                                                                      _________


   Class B

   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      336,268

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,088

                                                                                                                      _________

                                        Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . .      341,356

                                                                                                                      _________


   Class C

   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       87,040

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,331

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (6,000)

                                                                                                                      _________

                                        Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . .       82,371

                                                                                                                      _________


   Class T

   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       80,000

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,368

                                                                                                                      _________

                                        Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . .       81,368

                                                                                                                      _________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained  below  is  per  share  operating  performance  data for a share of
Beneficial  Interest outstanding, total investment return, ratios to average net
assets   and  other  supplemental  data  for  the  period  from  June  29,  1998
(commencement  of  operations)  to  October  31, 1998. This information has been derived from the Fund's financial statements.


                                                              Class A Shares

                                                                _____________

PER SHARE DATA:
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $12.50

                                                                                                              ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       .27

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (2.31)

                                                                                                              ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (2.04)

                                                                                                              ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (.19)

                                                                                                              ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $10.27

                                                                                                              ______


TOTAL INVESTMENT RETURN(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (16.38%)(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1.00%(3)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7.07%(3)

   Decrease reflected in above expense ratio
       due to undertaking by the Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.26%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     42.54%(2)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $3,364
-----------------------------

(1)  Exclusive of sales load.

(2)  Not annualized.

(3)  Annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

   Contained  below  is  per  share  operating  performance  data for a share of
Beneficial  Interest outstanding, total investment return, ratios to average net
assets   and  other  supplemental  data  for  the  period  from  June  29,  1998
(commencement  of  operations)  to  October  31, 1998. This information has been derived from the Fund's financial statements.


                                                              Class B Shares

                                                                _____________

PER SHARE DATA:

   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $12.50

                                                                                                             ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      .24

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (2.32)

                                                                                                             ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (2.08)

                                                                                                             ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (.16)

                                                                                                             ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $10.26

                                                                                                             ______


TOTAL INVESTMENT RETURN(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (16.64%)(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1.75%(3)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.32%(3)

   Decrease reflected in above expense ratio
       due to undertaking by the Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.26%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42.54%(2)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $3,503
-----------------------------

(1)  Exclusive of sales load.

(2)  Not annualized.

(3)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

   Contained  below  is  per  share  operating  performance  data for a share of
Beneficial  Interest outstanding, total investment return, ratios to average net
assets   and  other  supplemental  data  for  the  period  from  June  29,  1998
(commencement  of  operations)  to  October  31, 1998. This information has been derived from the Fund's financial statements.


                                                              Class C Shares

                                                                _____________

PER SHARE DATA:

   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $12.50

                                                                                                             ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      .25

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (2.33)

                                                                                                             ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (2.08)

                                                                                                             ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (.17)

                                                                                                             ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $10.25

                                                                                                             ______


TOTAL INVESTMENT RETURN(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (16.64%)(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1.75%(3)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6.29%(3)

   Decrease reflected in above expense ratio
       due to undertaking by the Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.26%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42.54%(2)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $844
-----------------------------

(1)  Exclusive of sales load.

(2)  Not annualized.

(3)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

   Contained  below  is  per  share  operating  performance  data for a share of
Beneficial  Interest outstanding, total investment return, ratios to average net
assets   and  other  supplemental  data  for  the  period  from  June  29,  1998
(commencement  of  operations)  to  October  31, 1998. This information has been derived from the Fund's financial statements.


                                                              Class T Shares

                                                                _____________

PER SHARE DATA:

   Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $12.50

                                                                                                             ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      .26

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (2.32)

                                                                                                             ______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (2.06)

                                                                                                             ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (.18)

                                                                                                             ______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $10.26

                                                                                                             ______


TOTAL INVESTMENT RETURN(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  (16.44%)(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.25%(3)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6.82%(3)

   Decrease reflected in above expense ratio
       due to undertaking by the Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2.26%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42.54%(2)

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $835
-----------------------------

((1)  Exclusive of sales load.

(2)  Not annualized.

(3)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Premier High Yield Debt Plus Equity Fund (the "Fund") is a separate non-diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering six series, including the Fund. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Bank Corporation.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

   On August 5, 1998, the Company's Board of Trustees approved a change of the Company' s name from "Dreyfus Income Funds" to "Dreyfus Debt and Equity Funds". This change became effective on August 13, 1998.

   As of October 31, 1998, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares of the Fund:

    Class A  .................. 325,687  Class C. ................ 81,331

    Class B  .................. .324,980  Class T ................ 81,368

The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $2,964 during the period ended October 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare and pay dividends from investment income-net quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $53,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from June 29, 1998 through October 31, 1998 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees, Rule 12b-1 distribution fees and expenses and extraordinary expenses) exceeded an annual rate of 1.00% of the value of the Fund' s average daily net assets. The expense reimbursement pursuant to the undertaking, amounted to $70,257 during the period ended October 31, 1998.

(B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 1998, Class B, Class C and Class T shares were charged $9,368, $2,425 and $767, respectively, pursuant to the Distribution Plan.

   (C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares each pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, Class A, Class B, Class C and Class T shares were charged $3,085, $3,123, $809 and $767, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $99 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended October 31, 1998, the Fund was charged $2,800 pursuant to the custody agreement.

   (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--SECURITIES TRANSACTIONS:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1998, amounted to $10,896,039 and $2,090,679, respectively.

   At October 31, 1998, accumulated net unrealized depreciation on investments was $1,836,689, consisting of $108,202 gross unrealized appreciation and $1,944,891 gross unrealized depreciation.

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier High Yield Debt Plus Equity Fund (one of the Funds constituting Dreyfus Debt and Equity Funds) as of October 31, 1998, and the related statements of operations and changes in net assets and financial highlights for the period from June 29, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier High Yield Debt Plus Equity Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 29, 1998 to October 31, 1998, in conformity with generally accepted accounting principles.





New York, New York

December 17, 1998


DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

   In accordance with Federal tax law, the Fund hereby designates 8.20% of the ordinary dividends paid during the fiscal year ended October 31, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.


DREYFUS PREMIER HIGH YIELD

DEBT PLUS EQUITY FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940












Printed in U.S.A.                                         046/246AR9810

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                                  HIGH YIELD

                             DEBT PLUS EQUITY FUND
-------------------------------------------------------------------------------

                               OCTOBER 31, 1998

                          [dreyfus lion logo reg.tm]